                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-06312

                             THE LAZARD FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Center
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 632-6000

Date of fiscal year end:   12/31

Date of reporting period:  6/30/2004

ITEM 1.           REPORTS TO STOCKHOLDERS.

Lazard Funds

Lazard Funds
Semi-Annual
Report

J U N E  3 0 ,  2 0 0 4

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2004; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

The Lazard Funds, Inc.
Investment Overviews

A Message From Lazard
We are pleased to present the following semi-annual report of The Lazard Funds, Inc. for the period of January 1 to June 30, 2004.

Global stocks faded late in the first quarter, ending with modest gains. In the second quarter, global stocks fell early on before rebounding and ending roughly flat. The first six-months of the year saw concerns over inflation replace concerns about how deflation might affect the economy. Has the U.S. Federal Reserve kept interest rates low for too long? The second quarter saw a sell-off in the bond market that pushed short- and long-term interest rates above the Federal Funds rate, resulting in one of the most difficult quarters for bond investors in almost 25 years. After raising the Federal Funds rate by 0.25 percent on June 30 (the first increase in four years), the message has been that inflation is likely to remain tame.

In the first quarter, the slow rate of job creation in the United States (and its implications for the sustainability of consumer spending) weighed on stocks, as did heightened terrorism concerns in the wake of the Madrid train bombing. Certain trends that prevailed in 2003 persisted into the early part of 2004. This included the outperformance of small caps, emerging markets securities, and smaller, domestically focused Japanese stocks. In contrast, the larger, export-oriented Japanese companies were hurt by the potential for further U.S. dollar weakness and by the continued reduction in cross-shareholdings between banks and their customers. In the second quarter, Asian markets were weak after the strong rally in the first quarter, as concerns about the sustainability of growth in China weighed particularly heavily on this region. In contrast, the European and U.S. markets managed modest gains after lagging in the first quarter of the year. Lastly, the U.S. dollar, which had been weak against major world currencies in 2003, stabilized during the first quarter, with a mixed performance against major world currencies.

In this environment, long-term investors are understandably questioning the direction of the global markets. Will there be a return to fundamentals-based investing? The low quality rally of 2003 (in which the least profitable and most leveraged companies outperformed) subsided in the first quarter of 2004, although it was not a complete reversal. History shows that, at economic turning points, low quality companies attract investors. However, investor focus usually returns to fundamentals—companies that generate a sustainable return on their capital. In the second quarter of 2004, the global markets began to rotate back to these fundamentally solid, attractively priced companies as the prospect of a tighter monetary policy began to change investors’ risk tolerances.

This reversal was felt most strongly in the U.S. markets, but the trend may spread globally. In our view, the current equity markets may present unique buying opportunities for the disciplined investor.

Looking forward, the cyclical upward trend in interest rates is underway. We believe that the United States and the United Kingdom may lead the way in raising rates and, as a result, lead the shift to flatter yield curves. In other countries, particularly those in Europe, yield curves appear to have flattened prematurely, which provides opportunity in short/intermediate maturities. It is possible that the bear market in fixed-income will return before year-end.

Regardless of market trends, we believe that building a portfolio of various asset and investment classes and maintaining a long-term focus is the best approach for investors who are seeking to reach their investment goals. We seek to invest in companies that have a proven ability to generate returns in a variety of economic environments. These financially productive businesses are expected to sustain their productivity regardless of economic cycles or macroeconomic issues within the countries where they are domiciled.

The following Investment Overviews for each Portfolio are intended to provide you with mid-year reviews about the current market environment and insights on the Portfolios and their recent performance.

Equity Markets Overview

During the first six months of 2004, the S&P 500® Index returned 3.44%, and stocks outside the United States, measured by the Morgan Stanley Capital International (MSCI®) World® Index, registered a 3.52% return.

The sharp rally that began in the fourth quarter of 2003 continued through much of the first quarter of 2004. Stocks faded late in the quarter, and ended with modest gains. Certain trends that prevailed in 2003 reversed during the quarter, with technology, deep cyclicals and the more speculative areas of the

The Lazard Funds, Inc.
Investment Overviews (continued)

market lagging after dominating last year. Regionally, returns were fairly consistent during the first two months of the quarter. In March, however, Japanese stocks surged while European stocks fell, leaving the Japanese equity market well ahead for the first quarter.

In April, global stocks fell based on concerns regarding rising inflation and tightening monetary policy in the United States, but rebounded in June, resulting in the second quarter increase of 0.9% in the MSCI World Index. Stronger economic data and signs of resurgence in inflation led investors to expect that the U.S. Federal Reserve would raise interest rates sooner than anticipated—and it did so on June 30. This belief triggered a reduction in investors’ risk tolerance, particularly in the United States, since the very easy monetary policy that was in place during 2003 enabled last year’s low quality rally.

From a sector perspective, defensive groups continued to outperform after lagging dramatically in 2003. Energy was by far the best performer during the second quarter, as crude oil prices reached their highest levels in over a decade based on concerns about the potential for supply disruptions while inventories are low. Health care and consumer staples also outperformed during the second quarter. Conversely, technology and materials lagged, along with financials, which were hurt by the prospect of higher interest rates.

While Eastern European equities dramatically outshone their regional counterparts during the first few months of 2004, they generally fared poorly during the second quarter. Both the Turkish and Russian markets dropped by over 20%, hurt by the European Union’s Cyprus vote in the former and the ongoing Yukos saga in the latter. Both markets had been strong performers before the correction. Despite a stable rand, South African shares ended weaker. However, several markets performed well, including Hungary and Israel. While Latin American companies did well during the first quarter, they were largely down in May and June—apart from Venezuela, which benefited from high crude oil prices and an election recall against the unorthodox President Hugo Chavez. The largest declines occurred in commodity-rich countries such as Peru, Brazil and Argentina.

As we mentioned earlier, the higher return-on-equity and lower valuation companies tend to deliver superior returns to investors over other strategies in the long-term. As this current cycle matures and interest rates look likely to rise, the focus should return to financially productive businesses.

Fixed-Income Markets Overview

Yields rose during the first half of this year, led by the shorter maturities. The two-year Treasury ended the period at 2.68%, an 86 basis point increase, while ten-year Treasury yields climbed 34 basis points, to 4.58%. The 30-year maturity managed a 21 basis point increase to 5.29%. This display of rising yields and a flatter yield curve (short maturity rates rising more than longer maturity rates) is what can typically be expected from the market once economic growth seems assured and the Federal Reserve begins to raise the cost of money towards a neutral stance.

However, to only look at the first six months that way belies a volatile market with participants who are much less sanguine about the outlook for growth. During the course of the period, for example, yields on the 10-year Treasury dropped to a low of 3.68% in mid-March before rising sharply to 4.45% in a matter of weeks and then topping out at 4.85% by mid-May. Driving the sharp swings in sentiment were the employment statistics. Flawed as they might be, market participants were watching for this last indicator to signal that the enormous monetary and fiscal stimulus had finally pushed the economy into a self-sustaining expansion. Strong numbers for April and May gave confidence to all involved that the economy was firmly on its way. As the period came to a close, however, yields began to drop back from their highs, as economic growth indicators began to decelerate just as the market peaked in its discounting for an aggressive expansion and concurrent Fed action.

Looking in the rear-view mirror at the market participants’ mental gymnastics, and at the impact on pricing, reveals a lot about economic confidence and the flow of capital into the fixed-income markets. Confidence is obviously not strong, as each month’s data seem to spawn a new set of expectations for where we are in the business cycle. The inflow of foreign capital, a cash rich commercial banking system and leveraged long positions, combine to place a strong underlying bid in the fixed-income market. This bid, plus the inability of the economy to produce ongoing data consistent with an ongoing expansion (at least to the satisfaction of market participants), indicates that trends to higher

The Lazard Funds, Inc.
Investment Overviews (continued)

yields are apt to be reversed on any sign of renewed slack in growth.

From our perspective, the economy appears mired in a 3% to 3.5% real growth track. Of course, this doesn’t mean consistent economic data. It does mean a few months or a quarter of strong data alternating with indications of sub-par growth. That kind of data profile, in combination with the dynamics of fund flows in the bond market, suggests a volatile market within a range. The likelihood of establishing a sustained trend toward higher yields is not high. As such, our portfolios are only biased towards higher yields, effectively neutral to shifts in the shape of the yield curve, and the excess spread that is earned in mortgages rather than corporates. Our belief is that current yield spreads have made the risk of prepayment more attractive than the event risk that is tied to credit.

Lazard Equity Portfolio

Lazard Equity Portfolio’s Institutional Shares posted a total return of 4.44%, while Open Shares posted a total return of 4.31%, as compared with the 3.44% return of the S&P 500 Index for the six months ended June 30, 2004.

During the first quarter of 2004, the Portfolio benefited from an overweight position in the finance sector, as well as from stock selection in this group. Bank One shares rose on news of its merger with JPMorgan Chase. In addition, stock selection in consumer discretionary helped performance, as Target’s shares rose after the company announced that it may sell its Mervyn’s and Marshall Field’s department stores. Conversely, the Portfolio’s performance was hurt by stock selection in the producer-manufacturing sector, where defense-oriented names like Lockheed Martin and United Technologies were negatively affected due to concerns over declining defense budgets and program cancellations.

Stock selection in health care benefited the Portfolio in the second quarter, as Johnson & Johnson reported solid results, beating analysts’ expectations. Importantly, the company also raised its 2004 earnings guidance as cost cutting measures are progressing well. Finance was mixed, as the Portfolio benefited from strong stock selection in banking, with stocks such as SouthTrust performing well after news that Wachovia Corp. would acquire it at a premium. Conversely, capital markets-related financials, particularly Citigroup and Morgan Stanley, detracted from returns due to industry concerns that fixed-income revenues have likely peaked, and that M&A activity has yet to make a considerable rebound. Stock selection in utilities hurt the Portfolio, as shares of Entergy fell due to rising interest rate concerns and news that the company expected to sell two of its joint venture interests. Although the sales may dilute earnings in the near-term, we believe that the company may reinvest these proceeds effectively and that Entergy may continue to produce solid returns.

Lazard Mid Cap Portfolio

Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 11.14%, while Open Shares posted a total return of 10.98%, as compared with the 6.67% return of the Russell Midcap® Index for the six months ended June 30, 2004.

The Portfolio benefited from strong stock selection in consumer discretionary, consumer staples and finance. In the consumer discretionary sector, Mandalay Resort Group’s stock rose, considerably, after MGM-Mirage announced its takeover bid for Mandalay. This acquisition by MGM-Mirage would create the largest U.S. casino-resort company. Mandalay is a company that has consistently generated strong cash flow. In consumer staples, Pepsi Bottling Group continues to deliver strong volume growth, pricing discipline, and improved return on capital. In finance, Charter One rose dramatically after the announcement that Royal Bank of Scotland would acquire it at a premium. In addition, SouthTrust contributed to performance when it was announced that Wachovia Corp. would acquire SouthTrust at a premium. Conversely, stock selection in telecommunications hurt the Portfolio, as shares in MCI Corp. declined due to continued pricing concerns in the long-distance market. The company continues to focus on restructuring its operations in order to get costs in line with the market environment. Our overweight position in energy helped returns, as the sector outperformed for the period; however, stock selection in this sector hurt the Portfolio, as our holdings were less leveraged to the rising price of oil.

Lazard Small Cap Portfolio

Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 6.26%, while Open Shares posted a total return of 6.07%, as compared with the 6.76% return of the Russell 2000® Index for the six months ended June 30, 2004.

The Lazard Funds, Inc.
Investment Overviews (continued)

During the first quarter of 2004, the Portfolio benefited from stock selection in the producer-manufacturing sector, where Toro reported first quarter earnings that exceeded consensus estimates by a wide margin. The results were driven by better sales of snow blowers, an improvement in early lawn-care equipment orders, and continued benefits from the company’s long-term strategic profit improvement efforts. Conversely, stock selection in the consumer discretionary and energy sectors negatively impacted performance. Forest Oil continues to reshape its portfolio of energy and production assets under the guidance of former Apache Corp. veteran, Craig Clark. The stock price suffered during the quarter as it wrote off substantially more reserves relative to street consensus, primarily due to disappointing production results from its Alaskan properties.

During the second quarter, the Portfolio benefited from stock selection in health care, as Beverly Enterprises, one of the leading providers of nursing home services for the elderly, announced better-than-expected results due to the ongoing restructuring of its operations. The Portfolio also benefited from positions in the consumer discretionary and producer manufacturing sectors. Conversely, the Portfolio was again hurt by stock selection in the energy sector, where our largest holding, Key Energy, continued to delay reporting results, due to an internal investigation regarding proper accounting procedures. We believe that the accounting issues will likely be inconsequential, and industry conditions remain positive for all of its operating divisions. We added to our position on weakness.

Lazard International Equity Portfolio

Lazard International Equity Portfolio’s Institutional Shares posted a total return of 1.14%, while Open Shares posted a total return of 0.97%, as compared with the 4.56% return of the MSCI Europe, Australasia and Far East (EAFE®) Index for the six months ended June 30, 2004.

In the first quarter of 2004, the Portfolio benefited from stock selection in the technology sector. Nokia shares rose after the company pre-announced strong fourth quarter numbers and Canon contributed to the Portfolio because of its strong products in high-growth segments of its market, including digital cameras. Conversely, the Portfolio was hurt by stock selection in the industrials sector. Sandvik reported fourth quarter results that were hurt by an unfavorable foreign currency effect. Stock selection in the consumer staples sector also proved to be a negative. Shares of Carrefour fell after the company reported its fourth quarter sales, and as a result of concerns regarding lackluster consumer spending in France. However, new sales initiatives and first quarter price reductions ought to stimulate revenue.

During the second quarter, the Portfolio benefited from stock selection in health care, as GlaxoSmithKline reported first quarter numbers that beat consensus estimates. Conversely, stock selection in the technology sector detracted from performance. Nokia shares fell after the company’s earnings release indicated that it had lost market share in mid-priced handsets in Europe. While the news was disappointing, Nokia’s dominant global market share and industry-leading profit margin puts the company in a strong position to defend its market share through price reductions and the introduction of new models. Stock selection in telecommunications also hurt performance. NTT DoCoMo shares declined after the company announced that operating profits and sales might fall this year due to increased competition in Japan. However, the company aims to cut handset prices and lower retailers’ commissions in response to this forecast.

Lazard International Equity Select Portfolio

Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 1.94%, while Open Shares posted a total return of 1.73%, as compared with the 4.56% return of the MSCI EAFE Index for the six months ended June 30, 2004.

During the first half of 2004, the Portfolio benefited from strong stock selection in the consumer staples sector, as the Portfolio’s top contributor to performance, Cadbury Schweppes (United Kingdom), benefited from its restructuring efforts and its integration of the Adams chewing gum business, which is proceeding well. Conversely, stock selection in financials and information technology hurt the Portfolio. The top detractor to performance was Nokia (Finland). In the financials sector, shares of Nomura Holdings (Japan), fell on concerns regarding competitive pressure from large banks in Japan. Swiss Re shares were hurt based on concerns that the pricing cycle in property and casualty insurance has peaked. However, we believe that this view is premature, as past cycles have generally lasted

The Lazard Funds, Inc.
Investment Overviews (continued)

longer, and the company’s current depressed valuation already discounts a sharp deterioration in earnings.

Lazard International Small Cap Portfolio

Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 13.78%, while Open Shares posted a total return of 13.76%, as compared with the 13.02% return of the MSCI EAFE Small Cap Index for the six months ended June 30, 2004.

International small caps showed another strong performance for the first quarter of 2004, finishing up over 11% in local currency terms and well ahead of international large caps. Although macroeconomic data remained mixed, self-help measures that companies took over the last two years began to bear fruit, and profitability improved. Small caps continued to perform well, showing positive performance and, once again, outpacing large cap companies. During the first half of 2004, the Portfolio’s top performers were: Sammy (Japan), eAccess (Japan), and Puma (Germany). All three of these companies reported results ahead of expectations during the period, prompting analysts to raise their forecasts. Detractors to performance during the first half of the year included: Mapfre (Spain), IHC Caland (Netherlands), and Stada Arzneimittel (Germany). Shares of Mapfre, an insurance company, declined after the company issued new equity. Although the use of the new capital is undisclosed as of yet, we remain confident in management’s ability to continue creating value for shareholders, both organically and through acquisitions. IHC Caland, a Dutch oil services company, was affected by a weak market for Floating Production, Storage, and Offloading facilities. With higher oil prices, we remain confident that this market will pick up, and that IHC is well positioned to capitalize on the increase in demand. Stada was affected by major changes in German healthcare reimbursement. The new laws being implemented in Germany have had a direct and immediate impact on the overall profitability of the company.

Lazard Emerging Markets Portfolio

Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of (1.11)%, while Open Shares posted a total return of (1.29)%, as compared with the (0.97)% return of the MSCI Emerging Markets (EM®) Index for the six months ended June 30, 2004.

Emerging markets equities continued to perform well in the first quarter of 2004, with the MSCI EM Index climbing by more than 9.5%. Eastern European shares witnessed impressive performance in Russian, Hungarian and Czech stocks. In both Asia and Latin America, the results were decent, although somewhat less dramatic. South Korea (despite presidential impeachment proceedings), Malaysia, Colombia, Venezuela and Mexico were strong. Some important markets, including Brazil, India, Thailand and China, exhibited profit taking. The Brazilian market was affected by a scandal and the announcement of a merger that appears to treat minority shareholders poorly. By sector, information technology and energy outperformed while utilities, consumer staples and materials underperformed.

Emerging markets equities experienced significant profit-taking in the second quarter, in response to warnings by U.S. Federal Reserve Chairman, Alan Greenspan, over the likelihood of a new, somewhat inflationary, environment and the probability of a rise in interest rates. Moreover, Chinese authorities announced measures aimed at curbing excessive investment, which had the effect of increasing investors’ perception of risk. After having risen almost 10% in the first quarter, the MSCI EM Index fell by more than 10% in the second quarter. All regional markets experienced sizeable corrections, the largest ones occurring in Eastern Europe and Asia. Economically sensitive sectors, such as energy, materials, consumer discretionary, and information technology, fared poorly. Defensive sectors, such as health care and consumer staples, performed relatively well. The U.S. dollar also rallied strongly after a sustained period of weakness.

During the first half of 2004, the Portfolio’s top contributors to relative performance were: ABSA Group Ltd. (South Africa), due to earnings growth through strong revenue growth in retail lending, increasing asset quality, and a tighter control of costs; SK Telecom (South Korea), due to improved corporate governance and expanded refining margins in its core refining and marketing business; and America Telecom SA de CV (Mexico), which continued to exceed expectations in terms of mobile telephony subscriber growth, revenue per subscriber, and profitability. The Portfolio’s top detractors from relative performance were: Kookmin Bank (Korea), due to the continued weak domestic economy; PTT (Thailand), whose shares, after appreciating more than 300% in

The Lazard Funds, Inc.
Investment Overviews (continued)

2003, have declined over concerns about the continued strength of the local Thai economy and sentiment over the slowdown in China; and Reliance Industries (India), due to the surprise election victory by the Congress party in India and, as the country’s largest refiner, the negative impact of the government’s decision to reduce import tariffs and excise duties for petroleum products in an attempt to offset rising oil prices. By sector, an overweight position in telecommunications had the most positive impact on the Portfolio, while an underweight position in industrials negatively impacted the Portfolio the most. After being cautious during the first quarter of this year, we are significantly more positive in our outlook for emerging markets equities.

Lazard Bond Portfolio

Lazard Bond Portfolio’s posted a total return of (0.59)%, as compared with the (0.11)% return of the Lehman Intermediate Government/Credit Bond® Index for the six months ended June 30, 2004. Management of the Portfolio follows the conservative tenor of its intermediate benchmark. The overall strategy is to create a portfolio that yields more than the benchmark through its holdings of corporate bonds and mortgage pass-through securities. Our corporate strategy is generally centered on A rated credits. We own BBB credits in a measured way, but their contribution to Portfolio performance is designed to be less than that of the benchmark. Mortgage pass-throughs are not in the benchmark, but their yields are attractive relative to corporates. We prefer managing prepayment risk rather than the event risk inherent in corporate debt. We also expect to add excess return through the interest rate-sensitivity of the securities chosen for the Portfolio. This impacts the average maturity of the Portfolio and the Portfolio’s positioning along the yield curve relative to the benchmark.

Portfolio performance in the first half of 2004 was hurt by sharp swings in market direction. The yield on a 5-year Treasury, for example, started the year at 3.34% and finished the period at 3.77%. In between, the market dropped to a low of 2.64% and then reversed to reach a high of 4.10%. A large portion of these directional shifts occurred within minutes of the release of important economic data. This volatility, which was the result of combining outsized leverage in the marketplace with uncertainty as to the economy’s direction, reduced the ability of our interest rate-sensitive positions to add excess return. The strategic commitment to spread product, such as intermediate corporate securities and mortgage pass-throughs, helped. Both sectors registered positive excess returns for first half of this year.

Lazard High Yield Portfolio

Lazard High Yield Portfolio’s Institutional Shares posted a total return of 1.36%, while Open Shares posted a total return of 1.21%, as compared with the 1.36% return of the Merrill Lynch High Yield Master II® Index for the six months ended June 30, 2004.

As interest rates rose over the first half of 2004, U.S. high yield continued to outperform other domestic fixed income sectors. Lower quality issues outperformed, with CCC’s posting a 2.2% return, B’s posting a 1.3% return, and BB’s lagging with a 1.1% return moving in sympathy with the Treasury market. For the past six months, the Portfolio’s net performance matched the Merrill Lynch High Yield Master II Index return of 1.4%. The Portfolio’s slightly higher quality hurt performance. However, the Portfolio was overweight in media and underweight in transportation and utilities, all of which helped performance.

High yield credit spreads narrowed modestly in the first half, to about 400 basis points. Lower-tier credit spreads tightened by almost 100 basis points, a significant move. The credit spread between BB’s and B’s, now at 140 basis points, is relatively narrow on a historic basis, and leads us to believe that better quality securities should outperform going forward. However, current market spreads of approximately 400 basis points continue to be attractive relative to other fixed-income alternatives. Additionally, the strong economic outlook remains favorable for credit-sensitive sectors.

Credit fundamentals continue to improve, bolstered by the growing economy, the repair of corporate balance sheets, and a marked shift in the ratio of rating upgrades to downgrades from the rating agencies. While lower-tier credits continue to grab the limelight and post strong returns, from our perspective, the upper tier becomes more attractive as this credit cycle ages.

Market technicals for high yield continue to be mixed. New issue volume slowed to a more normal pace of $27 billion for the second quarter, moving the year-to-date total up to $64 billion. Overall quality of new issues, however, has been medium to low. In fact, only about 20 percent of new issues this year have been rated BB, and as the flow of

The Lazard Funds, Inc.
Investment Overviews (concluded)

fallen angels into the BB rating category has slowed, BB’s are gaining a scarcity premium within the market. Approximately $9 billion flowed out of high yield mutual funds in the first half, putting some pressure on the market, particularly in mid-May. These flows should be viewed within the context of the $28 billion in positive flows recorded last year, as ‘hot money’ entered our market seeking quick gains. Lazard hired a new team of five high yield specialists in the fourth quarter of 2002 in order to enhance and build out Lazard Asset Management’s high yield product. We believe that this team has made a successful transition and has improved the high yield performance.

Lazard Global High Yield Portfolio

Lazard Global High Yield Portfolio’s Institutional Shares posted a total return of 0.89%, while Open Shares posted a total return of 0.74%, as compared with the 1.49% return of the Global High Yield Blended Index , the 1.49% return of the Merrill Lynch Global High Yield Index and the 0.55% return of the One Month London Interbank Offered Rate (LIBOR) USD Fixed Index for the six months ended June 30, 2004.

For the first half of the year, the best performance for the three Portfolio sectors was European high yield, followed by U.S. high yield and, lastly, the emerging markets sector. The sector allocation for the Portfolio over the period was approximately 65% U.S. high yield, 15% European high yield, and 20% emerging local markets. The Portfolio modestly underper-formed the benchmark due, in part, to exposure in the emerging markets sector. Emerging markets returns were negatively affected by holdings in the Indonesian rupiah and Turkish lira. As U.S. interest rates rose over the period, U.S. high yield continued to outperform other U.S. fixed-income sectors, and lower-tier sectors performed best. The U.S. high yield portfolio sector underperformed the U.S. high yield component of the Index due, primarily, to the underweight position of lower-tier credits.

Global high yield credit spreads narrowed by 20 basis points over the past six months, to about 400 basis points. Lower-tier credit spreads tightened approximately 35 basis points, a significant move. The credit spread between BBs and Bs, now at 130 basis points, is relatively narrow on a historic basis and leads us to believe that better quality securities should out-perform going forward.

On July 30, 2004, after approval at a pre-announced shareholder meeting, the Portfolio was merged into Lazard High Yield Portfolio, which holds, primarily, U.S. domestic high yield issues. As explained in the Proxy material, the Fund’s Board of Directors, and Lazard, believes that this merger is in the best interests of each Portfolio and its shareholders.

Notes to Investment Overviews:

All returns are for the period ended June 30, 2004 and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The Global High Yield Blended Index is an index created by the Fund’s Investment Manager, which blends the performance of the Merrill Lynch Global High Yield Index for all periods after April 30, 2003 and the performance of the One Month LIBOR USD Fixed Index for all periods prior to May 1, 2003.

Past performance is not indicative, nor a guarantee, of future results.

The Lazard Funds, Inc.
Performance Overviews

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Equity Portfolio**	19.22%	(1.28)%	10.18%	18.85%	(1.56)%	4.89%
S&P 500 Index	19.10	(2.21)	11.83	19.10	(2.21)	7.26

*	All returns reflect reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was February 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	One	Five	Since
	Year	Years	Inception†

Mid Cap Portfolio**
Institutional Shares	30.15%	9.92%	9.99%
Open Shares	29.81	9.59	9.65
Russell Midcap Index	29.39	6.51	8.45

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies by capitalization).
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Small Cap Portfolio**	31.49%	8.72%	11.48%	31.00%	8.51%	8.45%
Russell 2000 Index	33.37	6.63	10.93	33.37	6.63	7.93

*	All returns reflect reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Equity Portfolio**	21.08%	(1.47)%	4.96%	20.63%	(1.73)%	3.30%
MSCI EAFE Index	32.37	0.06	4.06	32.37	0.06	3.78

*	All returns reflect reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	One	Since
	Year	Inception†

International Equity Select Portfolio**
Institutional Shares	21.92%	1.30%
Open Shares	21.68	1.06
MSCI EAFE Index	32.37	2.37

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Small Cap Portfolio**	43.18%	10.57%	8.04%	42.81%	10.10%	8.18%
MSCI EAFE Small Cap Index	50.13	6.99	1.31	50.13	6.99	3.42

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was February 13, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

Emerging Markets Portfolio**	35.06%	4.85%	2.51%	34.73%	4.54%	0.96%
MSCI EM Index	33.15	3.01	0.76	33.15	3.01	0.77

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Institutional Shares was July 15, 1994 and for Open Shares was January 8, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Bond Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Bond Portfolio and Lehman Intermediate Government/Credit Bond® Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	One	Five	Ten
	Year	Years	Years

Bond Portfolio Institutional Shares	(1.21)%	4.89%	5.76%
Lehman Intermediate Gov’t/ Credit
Bond Index	(0.07)	6.75	6.90

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

High Yield Portfolio**	9.43%	(0.70)%	0.43%	9.50%	(0.94)%	(0.59)%
Merrill Lynch High Yield
Master II Index	10.19	4.79	4.53	10.19	4.79	4.29

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Performance Overviews (concluded)

Lazard Global High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Global High Yield Portfolio, Global High Yield Blended Index, Merrill Lynch Global High Yield Index
and One Month London Interbank Offered Rate (LIBOR) USD Fixed Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Global High Yield Portfolio**	7.83%	3.95%	5.70%	7.25%	3.42%	3.26%
Global High Yield Blended Index	11.38	6.23	5.88	11.38	6.23	5.99
Merrill Lynch Global High Yield Index	11.38	4.99	N/A	11.38	4.99	N/A
One Month LIBOR USD Fixed Index	1.12	3.34	4.43	1.12	3.34	4.04

*	All returns reflect reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment. The Global High Yield Blended Index is an index for all periods after April 30, 2003 and the performance of the One Month LIBOR USD Fixed Index for all periods prior to May 1, 2003. The Merrill Lynch Global High Yield Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The One Month LIBOR USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans for a one-month term, as provided by banks determined by the British Bankers Association.
Before May 1, 2003 the Portfolio was known as Lazard Strategic Yield Portfolio.
The dollar values shown above for the Merrill Lynch Global High Yield Index represent the hypothetical return on a $13,783 investment made on January 1, 1998. The $13,783 represents the value on January 1, 1998, of $10,000 invested in the Institutional Shares of Global High Yield Portfolio on June 30, 1994.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was January 23, 1997 and for Merrill Lynch Global High Yield Index was January 1, 1998.

The Lazard Funds, Inc.
Portfolios of Investments
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio
Common Stocks—93.7%
Aerospace & Defense—2.7%
Lockheed Martin Corp	41,700	$2,171,736
United Technologies Corp	15,700	1,436,236

		3,607,972

Airlines—0.9%
Southwest Airlines Co	71,200	1,194,024

Apparel & Textiles—1.9%
NIKE, Inc., Class B	16,600	1,257,450
Polo Ralph Lauren Corp	21,300	733,785
Reebok International, Ltd	14,300	514,514

		2,505,749

Banking—12.4%
Bank of America Corp	33,150	2,805,153
Bank One Corp	62,100	3,167,100
City National Corp	10,800	709,560
Golden West Financial Corp	11,400	1,212,390
M&T Bank Corp	16,900	1,475,370
North Fork Bancorporation, Inc	25,400	966,470
Northern Trust Corp	28,400	1,200,752
SouthTrust Corp	16,500	640,365
SunTrust Banks, Inc	26,000	1,689,740
U.S. Bancorp	24,800	683,488
Wells Fargo & Co	31,300	1,791,299

		16,341,687

Business Services & Supplies—5.2%
Accenture, Ltd., Class A (a)	54,100	1,486,668
ARAMARK Corp., Class B	48,200	1,386,232
Automatic Data Processing, Inc	31,400	1,315,032
First Data Corp	24,100	1,072,932
IAC/InterActiveCorp. (a)	29,900	901,186
Pitney Bowes, Inc	14,700	650,475

		6,812,525

Cable & Broadcasting—1.3%
Comcast Corp., Class A (a)	60,700	1,675,927

Chemicals—2.2%
Du Pont (E.I.) de Nemours & Co	32,200	1,430,324
Praxair, Inc	37,400	1,492,634

		2,922,958

Computer Software—2.9%
Microsoft Corp	86,300	2,464,728
Oracle Corp. (a)	118,900	1,418,477

		3,883,205

Computers & Business Equipment—3.5%
Cisco Systems, Inc. (a)	50,600	1,199,220
Hewlett-Packard Co	68,200	1,439,020
International Business Machines Corp.	22,100	1,948,115

		4,586,355

Consumer Products—0.3%
Altria Group, Inc	7,700	385,385

Containers—1.8%
Pactiv Corp. (a)	37,900	945,226
Sealed Air Corp. (a)	27,500	1,464,925

		2,410,151

Cosmetics & Toiletries—0.5%
Colgate-Palmolive Co	11,800	689,710

Diversified—4.0%
3M Co	10,500	945,105
Emerson Electric Co	24,500	1,556,975
General Electric Co	84,700	2,744,280

		5,246,360

Drugs & Health Care—4.2%
Amgen, Inc. (a)	14,600	796,722
Anthem, Inc. (a)	10,000	895,600
Medco Health Solutions, Inc. (a)	30,200	1,132,500
Pfizer, Inc	61,700	2,115,076
Wyeth	16,600	600,256

		5,540,154

Environmental—1.1%
Republic Services, Inc	50,500	1,461,470

Financial Services—7.1%
American Express Co	44,400	2,281,272
Citigroup, Inc	75,597	3,515,261
Lehman Brothers Holdings, Inc	12,300	925,575
Merrill Lynch & Co., Inc	19,300	1,041,814
Morgan Stanley	29,300	1,546,161

		9,310,083

Food & Beverages—6.5%
General Mills, Inc	28,200	1,340,346
H.J. Heinz Co	31,300	1,226,960
PepsiCo, Inc	19,540	1,052,815
Sara Lee Corp	51,100	1,174,789
The Coca-Cola Co	37,600	1,898,048
The Kroger Co. (a)	58,300	1,061,060
The Pepsi Bottling Group, Inc	26,000	794,040

		8,548,058

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio (concluded)
Forest & Paper Products—0.6%
International Paper Co	18,800	$840,360

Insurance—5.6%
American International Group, Inc	31,369	2,235,982
Assurant, Inc	25,500	672,690
Berkshire Hathaway, Inc., Class A (a)	16	1,423,200
Jefferson-Pilot Corp	22,400	1,137,920
MetLife, Inc	18,000	645,300
The Hartford Financial Services
Group, Inc	9,700	666,778
XL Capital, Ltd., Class A	8,500	641,410

		7,423,280

Leisure & Entertainment—0.7%
Mattel, Inc	50,500	921,625

Medical Products & Services—2.8%
Baxter International, Inc	16,900	583,219
Johnson & Johnson	34,800	1,938,360
MedImmune, Inc. (a)	47,100	1,102,140

		3,623,719

Metals & Mining—1.2%
Alcoa, Inc	48,500	1,601,955

Multimedia—2.5%
Clear Channel Communications, Inc.	17,900	661,405
Time Warner, Inc. (a)	80,400	1,413,432
Viacom, Inc., Class B	32,200	1,150,184

		3,225,021

Oil & Gas—8.3%
Burlington Resources, Inc	35,500	1,284,390
ChevronTexaco Corp	15,829	1,489,667
ConocoPhillips	20,080	1,531,903
Exxon Mobil Corp	89,428	3,971,498
GlobalSantaFe Corp	31,300	829,450
Schlumberger, Ltd	11,500	730,365
Unocal Corp	27,600	1,048,800

		10,886,073

Restaurants—0.5%
Yum! Brands, Inc. (a)	18,200	677,404

Retail—3.3%
Kohl’s Corp. (a)	15,300	646,884
Sears, Roebuck & Co	13,600	513,536
Target Corp	23,600	1,002,292
The Home Depot, Inc	63,700	2,242,240

		4,404,952

Semiconductors & Components—2.0%
Intel Corp	41,800	1,153,680
Novellus Systems, Inc. (a)	31,300	984,072
Texas Instruments, Inc	21,600	522,288

		2,660,040

Telecommunications—3.6%
BellSouth Corp	61,600	1,615,152
Motorola, Inc	42,400	773,800
Verizon Communications, Inc	66,500	2,406,635

		4,795,587

Transportation—0.5%
Union Pacific Corp	11,300	671,785

Utilities—3.6%
Ameren Corp	19,600	842,016
Duke Energy Corp	17,400	353,046
Entergy Corp	18,600	1,041,786
KeySpan Corp	32,700	1,200,090
The Southern Co	46,800	1,364,220

		4,801,158

Total Common Stocks
(Identified cost $107,677,088)		123,654,732

Preferred Stock—2.6%
Multimedia—2.6%
The News Corp., Ltd. Sponsored ADR
(Identified cost $3,545,777)	104,200	3,426,096

	Principal
	Amount
	(000)

Repurchase Agreement—4.1%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$5,655,000 United States Treasury
Note, 4.25%, 08/15/13, with a
value of $5,578,771)
(Identified cost $5,465,000)	$5,465	5,465,000

Total Investments
(Identified cost $116,687,865) (b)	100.4%	$132,545,828
Liabilities in Excess of Cash and
Other Assets	(0.4)	(572,375)

Net Assets	100.0%	$131,973,453

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio
Common Stocks—95.7%
Aerospace & Defense—1.6%
Alliant Techsystems, Inc. (a)	18,900	$1,197,126

Airlines—1.9%
Southwest Airlines Co	83,200	1,395,264

Apparel & Textiles—4.3%
NIKE, Inc., Class B	10,800	818,100
Polo Ralph Lauren Corp	34,900	1,202,305
Reebok International, Ltd	31,700	1,140,566

		3,160,971

Automotive—1.3%
Lear Corp	16,000	943,840

Banking—4.5%
City National Corp	15,400	1,011,780
M&T Bank Corp	9,000	785,700
Mercantile Bankshares Corp	14,800	692,936
North Fork Bancorporation, Inc	20,200	768,610

		3,259,026

Business Services & Supplies—12.7%
ARAMARK Corp., Class B	53,000	1,524,280
Arbitron, Inc. (a)	26,300	960,476
Avery Dennison Corp	23,000	1,472,230
CDW Corp	7,900	503,704
Dun & Bradstreet Corp. (a)	13,500	727,785
Iron Mountain, Inc. (a)	20,500	989,330
Pitney Bowes, Inc	29,200	1,292,100
Unisys Corp. (a)	54,300	753,684
WebMD Corp. (a)	114,300	1,065,276

		9,288,865

Chemicals—2.9%
Ashland, Inc	15,000	792,150
Rohm & Haas Co	32,000	1,330,560

		2,122,710

Computer Software—6.2%
DST Systems, Inc. (a)	29,200	1,404,228
Imation Corp	21,400	911,854
PeopleSoft, Inc. (a)	48,000	888,000
Storage Technology Corp. (a)	45,300	1,313,700

		4,517,782

Containers—3.9%
Ball Corp	20,900	1,505,845
Pactiv Corp. (a)	53,300	1,329,302

		2,835,147

Diversified—1.5%
ITT Industries, Inc	13,500	1,120,500

Drugs & Health Care—3.3%
AmerisourceBergen Corp	15,100	902,678
Health Net, Inc. (a)	43,500	1,152,750
Medco Health Solutions, Inc. (a)	8,700	326,250

		2,381,678

Education—1.6%
Leapfrog Enterprises, Inc. (a)	58,600	1,165,554

Environmental—2.1%
Republic Services, Inc	53,900	1,559,866

Financial Services—5.0%
Federated Investors, Inc., Class B	35,600	1,080,104
First Horizon National Corp	18,100	823,007
SEI Investments Co	31,700	920,568
The Student Loan Corp	6,000	819,000

		3,642,679

Food & Beverages—2.2%
The Pepsi Bottling Group, Inc	53,000	1,618,620

Household Products &
Home Furnishings—1.6%
The Black & Decker Corp	18,700	1,161,831

Insurance—1.7%
Protective Life Corp	32,200	1,245,174

Leisure & Entertainment—1.9%
Mattel, Inc	75,900	1,385,175

Medical Products & Services—6.9%
DaVita, Inc. (a)	26,900	829,327
Edwards Lifesciences Corp. (a)	30,900	1,076,865
Laboratory Corp. of America
Holdings (a)	47,700	1,893,690
VISX, Inc. (a)	47,200	1,261,184

		5,061,066

Multimedia—1.8%
Westwood One, Inc. (a)	56,000	1,332,800

Oil & Gas—5.6%
Baker Hughes, Inc	26,400	993,960
GlobalSantaFe Corp	38,200	1,012,300
Premcor, Inc. (a)	10,100	378,750
Unocal Corp	24,900	946,200
Valero Energy Corp	10,800	796,608

		4,127,818

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Real Estate—4.7%
AMB Property Corp	30,700	$1,063,141
Archstone-Smith Trust	48,100	1,410,773
Health Care Property Investors, Inc	41,800	1,004,872

		3,478,786

Restaurants—1.0%
Yum! Brands, Inc. (a)	19,600	729,512

Retail—8.0%
Abercrombie & Fitch Co., Class A	19,400	751,750
Circuit City Stores, Inc	95,700	1,239,315
Dollar Tree Stores, Inc. (a)	53,400	1,464,762
Limited Brands	13,500	252,450
Safeway, Inc. (a)	43,400	1,099,756
Sears, Roebuck & Co	28,500	1,076,160

		5,884,193

Semiconductors & Components—4.1%
AMIS Holdings, Inc	49,200	832,464
Intersil Corp., Class A	28,100	608,646
Novellus Systems, Inc. (a)	32,900	1,034,376
QLogic Corp. (a)	20,300	539,777

		3,015,263

Steel—0.5%
International Steel Group, Inc	13,200	392,700

Telecommunications—0.5%
MCI, Inc. (a)	25,200	363,636

Transportation—1.2%
Norfolk Southern Corp	32,900	872,508

Utilities—1.2%
KeySpan Corp	23,700	869,790

Total Common Stocks
(Identified cost $61,150,434)		70,129,880

	Principal
	Amount
	(000)

Short-Term Investments—15.6%
Repurchase Agreement—10.0%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$7,440,000 United States Treasury
Note, 4.375%, 08/15/12, with a
value of $7,495,800)	$7,347	7,347,000

Collateral for Securities on Loan—5.6%
State Street Navigator Securities
Lending Prime Portfolio, 1.23% (d)	4,068	4,068,045

Total Short-Term Investments
(Identified cost $11,415,045)		11,415,045

Total Investments
(Identified cost $72,565,479) (b)	111.3%	$81,544,925
Liabilities in Excess of Cash and
Other Assets	(11.3)	(8,271,568)

Net Assets	100.0%	$73,273,357

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio
Common Stocks—98.6%
Aerospace & Defense—1.6%
DRS Technologies, Inc. (a)	252,100	$8,041,990

Agriculture—0.7%
Delta & Pine Land Co	167,500	3,676,625

Apparel & Textiles—4.5%
K-Swiss, Inc., Class A	248,400	5,020,164
Kellwood Co	150,200	6,541,210
The Gymboree Corp. (a)	327,000	5,022,720
The Timberland Co., Class A (a)	72,000	4,650,480
The Warnaco Group, Inc. (a)	102,300	2,175,921

		23,410,495

Banking—7.2%
First Community Bancorp	83,800	3,221,272
First Midwest Bancorp, Inc	169,500	5,968,095
First Republic Bank	64,800	2,791,584
Hudson United Bancorp	70,200	2,617,056
Sterling Bancshares, Inc	427,500	6,066,225
Texas Regional Bancshares, Inc.,
Class A	31,300	1,436,983
Umpqua Holdings Corp	50,700	1,064,193
United Bankshares, Inc	164,700	5,352,750
W Holding Co., Inc	217,051	3,726,766
Westamerica Bancorporation	99,100	5,197,795

		37,442,719

Building & Construction—2.0%
Chicago Bridge & Iron Co. NV,
NY Shares	168,500	4,692,725
Florida Rock Industries, Inc	200	8,434
The Shaw Group, Inc. (a)	567,600	5,749,788

		10,450,947

Business Services & Supplies—8.7%
ADVO, Inc	160,200	5,273,784
Arbitron, Inc. (a)	124,400	4,543,088
BearingPoint, Inc. (a)	626,000	5,552,620
Herman Miller, Inc	153,200	4,433,608
MPS Group, Inc. (a)	478,700	5,801,844
PEC Solutions, Inc. (a)	157,100	1,874,203
ProQuest Co. (a)	212,200	5,782,450
Tetra Tech, Inc. (a)	233,000	3,802,560
The BISYS Group, Inc. (a)	291,000	4,091,460
Watson Wyatt & Co. Holdings	154,300	4,112,095

		45,267,712

Chemicals—4.0%
Ferro Corp	157,900	4,212,772
Olin Corp	336,400	5,927,368
PolyOne Corp. (a)	648,600	4,825,584
Spartech Corp	223,700	5,802,778

		20,768,502

Computer Software—4.7%
Avocent Corp. (a)	158,000	5,804,920
Extreme Networks, Inc. (a)	538,900	2,974,728
Hyperion Solutions Corp. (a)	65,600	2,868,032
Mentor Graphics Corp. (a)	222,600	3,443,622
Take-Two Interactive Software, Inc. (a)	146,200	4,479,568
Verity, Inc. (a)	336,100	4,540,711

		24,111,581

Computers & Business Equipment—1.5%
Advanced Digital Information Corp. (a)	459,700	4,459,090
Mercury Computer Systems, Inc. (a)	138,200	3,427,360

		7,886,450

Consumer Products—1.2%
The Scotts Co., Class A (a)	71,500	4,567,420
The Toro Co	21,500	1,506,505

		6,073,925

Diversified—1.1%
The Liberty Corp	122,000	5,727,900

Drugs & Health Care—7.3%
Able Laboratories, Inc. (a)	304,900	6,268,744
Beverly Enterprises, Inc. (a)	719,500	6,187,700
Kindred Healthcare, Inc. (a)	214,000	5,638,900
LifePoint Hospitals, Inc. (a)	134,900	5,020,978
MIM Corp. (a)	605,200	5,265,240
Odyssey Healthcare, Inc. (a)	42,200	794,204
Par Pharmaceutical Cos., Inc. (a)	75,400	2,654,834
Select Medical Corp	405,000	5,435,100
WellCare Health Plans, Inc	42,500	724,570

		37,990,270

Education—1.8%
Leapfrog Enterprises, Inc. (a)	288,900	5,746,221
Learning Tree International, Inc. (a)	251,200	3,644,912

		9,391,133

Electrical Equipment—1.8%
Coherent, Inc. (a)	146,800	4,381,980
GrafTech International, Ltd. (a)	470,100	4,917,246

		9,299,226

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (continued)
Electronics—2.0%
Electro Scientific Industries, Inc. (a)	210,200	$5,950,762
Metrologic Instruments, Inc. (a)	210,200	4,191,388

		10,142,150

Environmental—1.2%
Waste Connections, Inc. (a)	218,250	6,473,295

Financial Services—5.1%
eSPEED, Inc., Class A (a)	343,600	6,064,540
Financial Federal Corp. (a)	76,400	2,693,864
IndyMac Bancorp, Inc	72,550	2,292,580
Knight Trading Group, Inc., Class A (a)	565,100	5,662,302
MAF Bancorp, Inc	124,600	5,317,928
The South Financial Group, Inc	152,200	4,313,348

		26,344,562

Food & Beverages—0.6%
The Robert Mondavi Corp., Class A (a)	78,700	2,913,474

Forest & Paper Products—1.2%
Caraustar Industries, Inc. (a)	113,300	1,598,663
Packaging Corp. of America	202,800	4,846,920

		6,445,583

Household Products &
Home Furnishings—1.3%
Cost Plus, Inc. (a)	109,100	3,540,295
Tempur-Pedic International, Inc. (a)	209,500	2,935,095

		6,475,390

Industrial & Machinery—1.7%
Nordson Corp	77,600	3,365,512
Roper Industries, Inc	94,000	5,348,600
Tecumseh Products Co., Class A	7,100	292,449

		9,006,561

Insurance—3.3%
Arch Capital Group, Ltd. (a)	158,300	6,313,004
Assured Guaranty, Ltd. (a)	292,300	4,954,485
Max Re Capital, Ltd	154,700	3,013,556
Reinsurance Group of America, Inc	67,700	2,752,005

		17,033,050

Leisure & Entertainment—1.9%
Alliance Gaming Corp. (a)	365,200	6,266,832
AMC Entertainment, Inc. (a)	232,700	3,576,599

		9,843,431

Medical Products & Services—4.6%
DJ Orthopedics, Inc. (a)	222,500	5,117,500
INAMED Corp. (a)	93,100	5,851,335
Inveresk Research Group, Inc. (a)	166,800	5,144,112
PSS World Medical, Inc. (a)	344,100	3,853,920
Varian, Inc. (a)	88,400	3,726,060

		23,692,927

Oil & Gas—7.7%
Cal Dive International, Inc. (a)	90,400	2,740,928
Denbury Resources, Inc. (a)	216,200	4,529,390
Forest Oil Corp. (a)	147,600	4,032,432
Grey Wolf, Inc. (a)	758,800	3,217,312
Key Energy Services, Inc. (a)	836,700	7,898,448
Kinder Morgan Management, LLC (a)	120,175	4,418,835
Maverick Tube Corp. (a)	190,000	4,989,400
Newfield Exploration Co. (a)	67,900	3,784,746
The Houston Exploration Co. (a)	84,800	4,396,032

		40,007,523

Printing & Publishing—2.4%
Journal Register Co. (a)	253,900	5,078,000
Pulitzer, Inc	53,700	2,625,930
R. H. Donnelley Corp. (a)	110,400	4,828,896

		12,532,826

Real Estate—2.8%
Alexandria Real Estate Equities, Inc	43,000	2,441,540
CarrAmerica Realty Corp	128,000	3,869,440
Maguire Properties, Inc	164,300	4,069,711
The Mills Corp	84,350	3,939,145

		14,319,836

Restaurants—0.8%
Jack in the Box, Inc. (a)	7,200	213,840
Sonic Corp. (a)	179,550	4,084,762

		4,298,602

Semiconductors & Components—6.6%
AMIS Holdings, Inc	246,400	4,169,088
Credence Systems Corp. (a)	463,900	6,401,820
Emulex Corp. (a)	166,900	2,388,339
Exar Corp. (a)	328,100	4,809,946
Microsemi Corp. (a)	364,400	5,178,124
OmniVision Technologies, Inc. (a)	262,300	4,183,685
Semtech Corp. (a)	115,100	2,709,454
Zoran Corp. (a)	250,700	4,600,345

		34,440,801

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)
Telecommunications—2.3%
C-COR.net Corp. (a)	599,800	$6,171,942
CommScope, Inc. (a)	265,400	5,692,830

		11,864,772

Transportation—2.5%
AirTran Holdings, Inc. (a)	377,200	5,333,608
Forward Air Corp. (a)	76,200	2,849,880
Swift Transportation Co., Inc. (a)	259,000	4,649,050

		12,832,538

Utilities—2.5%
AGL Resources, Inc	188,600	5,478,830
Cleco Corp	239,700	4,309,806
New Jersey Resources Corp	71,400	2,968,812

		12,757,448

Total Common Stocks
(Identified cost $442,912,236)		510,964,244

	Principal
	Amount
	(000)

Convertible Bond—0.0%
Manufacturing—0.0%
TIMCO Aviation Services, Inc.,
8.00%, 01/02/07
(Identified cost $218)	$1	$0

Repurchase Agreement—2.0%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$11,030,000 United States Treasury
Note, 4.25%, 08/15/13, with a
value of $10,881,316)
(Identified cost $10,665,000)	10,665	10,665,000

Total Investments
(Identified cost $453,577,454) (b)	100.6%	$521,629,244
Liabilities in Excess of Cash and
Other Assets	(0.6)	(3,354,514)

Net Assets	100.0%	$518,274,730

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio
Common Stocks—97.9%
Finland—4.5%
Nokia Oyj	3,881,300	$56,005,102
Stora Enso Oyj, R Shares	1,381,700	18,743,657

Total Finland		74,748,759

France—11.6%
Aventis SA	393,900	29,736,747
BNP Paribas SA	199,904	12,294,428
Carrefour SA	498,000	24,162,963
Credit Agricole SA	1,492,114	36,307,613
Lagardere SCA	390,130	24,373,365
Sanofi-Synthelabo SA	278,100	17,628,056
Total SA	254,225	48,467,760

Total France		192,970,932

Germany—9.5%
BASF AG	495,600	26,524,729
Deutsche Telekom AG (a)	971,150	17,061,578
E.ON AG	493,600	35,611,932
Muenchener Rueckver AG	358,100	38,819,302
Schering AG	348,400	20,528,552
Siemens AG	267,900	19,266,347

Total Germany		157,812,440

Hong Kong—1.0%
CLP Holdings, Ltd	3,078,000	16,850,509

Ireland—4.4%
Allied Irish Banks PLC	1,391,657	21,503,127
Bank of Ireland	2,108,650	28,169,072
CRH PLC	1,138,379	24,043,755

Total Ireland		73,715,954

Italy—2.7%
Eni SpA	1,930,200	38,325,529
Terna SpA	3,166,115	6,856,657

Total Italy		45,182,186

Japan—16.2%
ACOM Co., Ltd	232,490	15,106,577
Canon, Inc	323,700	17,057,920
East Japan Railway Co	3,243	18,189,213
Fanuc, Ltd	359,000	21,418,595
Mitsubishi Estate Co., Ltd	1,692,000	20,995,903
NEC Electronics Corp	244,800	15,031,481
Nissan Motor Co., Ltd	3,233,600	35,946,999
Nomura Holdings, Inc	2,091,000	30,948,678
NTT DoCoMo, Inc	8,118	14,507,721
Shin-Etsu Chemical Co., Ltd	402,400	14,382,624
Takeda Pharmaceutical Co., Ltd	693,900	30,461,266
The Sumitomo Trust and
Banking Co., Ltd	2,437,000	17,353,700
Tokyo Gas Co., Ltd	5,236,000	18,570,609

Total Japan		269,971,286

Netherlands—10.2%
Akzo Nobel NV	461,600	16,977,340
Heineken NV	637,122	20,936,924
Koninklijke (Royal) KPN NV	3,410,100	25,972,105
Koninklijke (Royal) Philips
Electronics NV	1,557,525	41,935,530
Royal Dutch Petroleum Co	1,266,066	64,972,356

Total Netherlands		170,794,255

Norway—1.1%
DnB NOR ASA	1,209,465	8,253,292
Statoil ASA	839,300	10,655,471

Total Norway		18,908,763

Singapore—1.2%
Oversea-Chinese Banking Corp., Ltd.	2,880,850	20,237,618

Spain—1.9%
Altadis SA	830,900	25,677,230
Antena 3 de Television SA (a)	107,784	5,704,391

Total Spain		31,381,621

Switzerland—6.3%
Compagnie Financiere
Richemont AG, A Shares	636,600	16,621,542
Credit Suisse Group (a)	1,174,320	41,725,679
Swiss Re	462,300	30,028,829
UBS AG	238,696	16,819,644

Total Switzerland		105,195,694

United Kingdom—27.3%
Barclays PLC	4,969,700	42,336,451
BP PLC	1,514,200	13,373,026
Cadbury Schweppes PLC	2,170,626	18,727,564
Diageo PLC	2,194,642	29,591,170
GlaxoSmithKline PLC	2,964,601	59,999,541
HSBC Holdings PLC	4,004,969	59,556,682
Imperial Tobacco Group PLC	577,940	12,451,357
Kesa Electricals PLC	1,706,119	8,949,529
Prudential PLC	3,128,100	26,917,476
Rentokil Initial PLC	5,024,400	13,166,476
Rio Tinto PLC	1,086,500	26,127,072
Royal Bank of Scotland Group PLC	1,693,900	48,781,568

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
Smiths Group PLC	658,100	$8,909,210
Unilever PLC	2,149,200	21,085,873
Vodafone Group PLC	29,331,600	64,230,363

Total United Kingdom		454,203,358

Total Common Stocks
(Identified cost $1,449,518,468)		1,631,973,375

Preferred Stock—0.7%
Germany—0.7%
Porsche AG
(Identified cost $7,669,148)	16,200	10,841,338

	Principal
	Amount
	(000)

Repurchase Agreement—0.8%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$11,990,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $13,833,463)
(Identified cost $13,561,000)	$13,561	$13,561,000

Total Investments
(Identified cost $1,470,748,616) (b)	99.4%	$1,656,375,713
Cash and Other Assets in Excess
of Liabilities	0.6	9,849,320

Net Assets	100.0%	$1,666,225,033

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard International Equity Select Portfolio
Common Stocks—98.4%
Denmark—2.1%
Danske Bank A/S Sponsored ADR	13,300	$315,125

Finland—3.5%
Nokia Oyj Sponsored ADR	35,700	519,078

France—10.3%
Aventis SA Sponsored ADR	4,000	304,280
Axa Sponsored ADR	14,450	319,923
Societe Generale Sponsored ADR	26,500	450,410
Total SA Sponsored ADR	4,900	470,792

Total France		1,545,405

Germany—4.2%
Schering AG ADR	5,400	319,734
Siemens AG Sponsored ADR	4,300	311,836

Total Germany		631,570

Ireland—3.2%
Allied Irish Banks PLC Sponsored ADR	15,300	474,147

Italy—5.3%
Eni SpA Sponsored ADR	4,600	461,564
SanPaolo IMI SpA Sponsored ADR	13,300	324,121

Total Italy		785,685

Japan—9.8%
Canon, Inc. Sponsored ADR	9,100	485,940
Kao Corp. Sponsored ADR	2,100	506,163
Nomura Holdings, Inc. ADR	31,500	470,925

Total Japan		1,463,028

Netherlands—7.2%
Heineken NV ADR	18,325	602,191
Royal Dutch Petroleum Co.,
NY Shares	9,100	470,197

Total Netherlands		1,072,388

Switzerland—19.8%
Compagnie Financiere Richemont AG
Sponsored ADR	11,500	300,264
Credit Suisse Group Sponsored ADR	13,000	465,530
Nestle SA Sponsored ADR	7,600	506,707
Novartis AG ADR	10,200	453,900
Roche Holding AG Sponsored ADR	3,000	297,030
Swiss Re Sponsored ADR	4,800	311,785
UBS AG	8,800	625,328

Total Switzerland		2,960,544

United Kingdom—33.0%
Barclays PLC Sponsored ADR	16,900	589,134
BP PLC Sponsored ADR	8,800	471,416
Cadbury Schweppes PLC
Sponsored ADR	18,800	659,504
Diageo PLC Sponsored ADR	8,500	465,375
GlaxoSmithKline PLC ADR	14,400	597,024
HSBC Holdings PLC Sponsored ADR	8,200	614,262
Tesco PLC Sponsored ADR	21,500	311,434
Unilever PLC Sponsored ADR	15,900	632,343
Vodafone Group PLC
Sponsored ADR	26,300	581,230

Total United Kingdom		4,921,722

Total Common Stocks
(Identified cost $12,727,759)		14,688,692

	Principal
	Amount
	(000)

Repurchase Agreement—1.4%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$220,000 United States Treasury
Note, 1.625%, 04/30/05, with a
value of $219,725)
(Identified cost $214,000)	$214	214,000

Total Investments
(Identified cost $12,941,759) (b)	99.8%	$14,902,692
Cash and Other Assets in Excess
of Liabilities	0.2	22,738

Net Assets	100.0%	$14,925,430

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio
Common Stocks—98.3%
Australia—2.9%
John Fairfax Holdings, Ltd	2,899,196	$7,533,033
Macquarie Infrastructure Group	5,773,339	13,271,637

Total Australia		20,804,670

Austria—1.7%
Erste Bank der Oesterreichischen
Sparkassen AG	76,800	12,062,940

Belgium—0.7%
Solvus SA (a)	290,709	4,774,830

Canada—0.5%
Intrawest Corp	216,300	3,444,345

Finland—4.7%
Amer Group, Ltd	314,700	16,387,255
Sampo Oyj, A Shares	1,047,900	10,173,922
Tietoenator Oyj	216,200	6,562,842

Total Finland		33,124,019

France—4.0%
Carbone Lorraine SA (a)	160,800	6,651,669
Neopost SA	365,400	21,596,917

Total France		28,248,586

Germany—6.6%
Fielmann AG (a)	146,700	9,350,702
Medion AG	204,800	8,257,492
MG Technologies AG (a)	663,100	8,374,176
Puma AG	57,200	14,535,761
Techem AG (a)	257,846	6,650,617

Total Germany		47,168,748

Greece—1.5%
OPAP SA	554,550	10,403,771

Hong Kong—3.5%
Esprit Holdings, Ltd	3,182,465	14,239,856
Shaw Brothers (Hong Kong), Ltd	3,245,500	3,245,583
Texwinca Holdings, Ltd	9,372,000	7,389,651

Total Hong Kong		24,875,090

Ireland—3.8%
Anglo Irish Bank Corp. PLC	906,406	14,170,710
DCC PLC	723,700	13,207,345

Total Ireland		27,378,055

Italy—1.9%
Davide Campari-Milano SpA	270,800	13,373,141

Japan—19.2%
Credit Saison Co., Ltd	294,000	8,837,648
Daito Trust Construction Co., Ltd	357,000	13,741,465
eAccess, Ltd. (a)	2,164	13,783,440
Hisamitsu Pharmaceutical Co., Inc	551,000	10,200,431
Lawson, Inc	192,300	7,930,624
Leopalace21 Corp	654,000	12,227,100
Nichii Gakkan Co	143,700	6,545,287
Sammy Corp	192,100	9,172,350
Secom Techno Service Co., Ltd	114,000	4,179,077
The Suruga Bank, Ltd	1,379,000	10,565,404
Uniden Corp	606,000	13,134,674
USS Co., Ltd	156,800	13,493,580
Yamada Denki Co., Ltd	199,800	7,452,559
Yoshinoya D&C Co., Ltd	3,317	5,015,855

Total Japan		136,279,494

Netherlands—10.6%
Euronext NV	321,000	8,943,473
Fugro NV	238,327	15,353,412
Holdingmaatschappij De Telegraaf NV	479,800	10,711,789
Hunter Douglas NV	419,732	20,426,679
IHC Caland NV	147,402	6,856,040
James Hardie Industries NV	1,344,500	5,619,473
Koninklijke Boskalis Westminster NV	295,936	7,651,075

Total Netherlands		75,561,941

Norway—1.0%
DnB NOR ASA	1,063,000	7,253,827

Spain—6.3%
Abengoa SA	638,000	5,643,139
Aldeasa SA	268,500	8,003,428
Corporacion Mapfre SA	1,196,626	14,660,663
Gestevision Telecinco SA (a)	156,950	2,342,996
Indra Sistemas SA	536,800	6,844,465
Prosegur Compania de Seguridad SA	477,800	7,342,014

Total Spain		44,836,705

Sweden—6.4%	719,400
Alfa Laval AB	176,300	11,412,302
Autoliv, Inc. (a)	707,400	7,360,509
Getinge AB, B Shares	1,825,100	8,357,762
Swedish Match AB		18,655,732

Total Sweden		45,786,305

Switzerland—3.0%
Edipresse SA	23,160	12,574,896
Geberit AG	12,800	8,534,015

Total Switzerland		21,108,911

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)
United Kingdom—20.0%
Brit Insurance Holdings PLC	4,339,364	$6,531,631
Bunzl PLC	1,104,019	9,204,830
Carpetright PLC	714,100	13,597,711
Cattles PLC	1,187,700	6,827,843
Enterprise Inns PLC	800,300	8,345,227
George Wimpey PLC	1,224,800	8,196,134
Halfords Group PLC	517,220	2,532,542
Intertek Group PLC	970,200	10,064,096
Kesa Electricals PLC	1,419,300	7,445,006
Kidde PLC	5,879,500	12,741,653
Man Group PLC	454,627	11,773,373
Northgate PLC	843,400	10,607,122
Signet Group PLC Sponsored ADR	235,712	15,226,760
Trinity Mirror PLC	730,300	8,608,592
William Hill PLC	831,900	8,357,923
Wood Group (John) PLC	1,047,262	2,464,224

Total United Kingdom		142,524,667

Total Common Stocks
(Identified cost $488,085,695)		699,010,045

Warrant—0.0%
Japan—0.0%
Belluna Co., Ltd. Right,
09/29/06
(Identified cost $20,894) (a), (e)	21,850	72,490

	Principal
	Amount
	(000)

Short-Term Investments—13.7%
Repurchase Agreement—0.4%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$3,275,000 United States Treasury
Note, 4.25%, 08/15/13, with a
value of $3,230,853)	$3,163	3,163,000

Collateral for Securities on Loan—13.3%
State Street Navigator Securities
Lending Prime Portfolio, 1.23% (d)	94,519	94,519,498

Total Short-Term Investments
(Identified cost $97,682,498)		97,682,498

Total Investments
(Identified cost $585,789,087) (b)	112.0%	$796,765,033
Liabilities in Excess of Cash and
Other Assets	(12.0)	(85,466,856)

Net Assets	100.0%	$711,298,177

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)

June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio
Common Stocks—90.2%
Argentina—0.8%
Tenaris SA ADR	156,942	$5,139,851

Brazil—8.1%
Brasil Telecom Participacoes SA ADR	111,800	3,432,260
Companhia de Concessoes
Rodoviarias	701,600	8,039,969
Companhia Vale do Rio Doce ADR	302,100	14,364,855
Empresa Brasileira de
Aeronautica SA ADR	331,000	9,463,290
Petroleo Brasileiro SA ADR	321,000	9,010,470
Souza Cruz SA	740,600	7,054,472

Total Brazil		51,365,316

Chile—1.5%
Administradora de Fondos de
Pensiones Provida SA Sponsored ADR	376,600	9,543,044

China—0.9%
People’s Food Holdings, Ltd	1,517,000	995,216
Sinotrans, Ltd	12,062,000	4,330,060

Total China		5,325,276

Croatia—1.3%
Pliva d.d. GDR (c)	571,950	8,434,032

Egypt—2.5%
Commercial International Bank	2,886,300	10,850,524
MobiNil	376,254	4,528,457
Orascom Construction Industries	29,388	439,235

Total Egypt		15,818,216

Hong Kong—3.0%
China Mobile (Hong Kong), Ltd.
Sponsored ADR	588,900	8,927,724
CNOOC, Ltd. ADR	197,800	8,455,950
Texwinca Holdings, Ltd	2,256,000	1,778,815

Total Hong Kong		19,162,489

Hungary—4.1%
Gedeon Richter Rt	134,990	13,556,678
MOL Magyar Olaj-es Gazipari Rt	314,000	12,499,412

Total Hungary		26,056,090

India—7.6%
Hero Honda Motors, Ltd	431,700	4,765,367
Hindalco Industries, Ltd	340,847	7,398,919
Hindustan Lever, Ltd	2,079,600	5,758,197
Reliance Industries, Ltd	1,029,700	9,621,732
Satyam Computer Services, Ltd	1,341,100	8,910,038
State Bank of India	1,238,800	11,603,898

Total India		48,058,151

Indonesia—3.8%
PT Hanjaya Mandala Sampoerna Tbk	25,068,800	13,597,541
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	657,300	10,221,015

Total Indonesia		23,818,556

Israel—1.0%
Bank Hapoalim, Ltd	2,431,100	6,465,289

Mexico—7.5%
America Telecom SA de CV,
Series A1 Shares (a)	2,807,500	5,404,188
Cemex SA de CV Sponsored ADR	99,506	2,895,625
Fomento Economico Mexicano
SA de CV Sponsored ADR	112,400	5,152,416
Grupo Televisa SA Sponsored ADR	144,200	6,527,934
Kimberly-Clark de Mexico SA de CV,
Series A Shares	1,685,100	4,587,890
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	509,500	16,951,065
Urbi, Desarrollos Urbanos, SA de CV	1,695,300	5,468,235

Total Mexico		46,987,353

Peru—0.8%
Credicorp, Ltd	392,400	5,101,200

Philippines—0.9%
Philippine Long Distance Telephone Co.
Sponsored ADR (a)	261,200	5,448,632

Russia—1.6%
LUKOIL Sponsored ADR	56,500	5,904,250
Wimm-Bill-Dann Foods OJSC ADR (a)	287,900	4,016,205

Total Russia		9,920,455

South Africa—13.1%
ABSA Group, Ltd	1,918,823	15,752,742
Harmony Gold Mining Co., Ltd.
Sponsored ADR	663,200	7,023,288
Impala Platinum Holdings, Ltd	122,200	9,264,952
Kumba Resources, Ltd	1,017,773	5,406,497
Old Mutual PLC	5,874,200	11,158,871
Sanlam, Ltd	3,436,500	4,867,995
Sappi, Ltd	729,500	11,120,552
Sasol, Ltd	563,900	8,723,214
Steinhoff International
Holdings, Ltd	7,050,156	9,476,245

Total South Africa		82,794,356

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)

June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)
South Korea—20.6%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (c)	345,200	$8,260,636
Hite Brewery Co., Ltd	69,400	4,924,967
Hyundai Motor Co	163,600	6,293,397
Kookmin Bank (a)	581,983	18,081,514
KT Corp. Sponsored ADR	664,036	11,979,209
LG Chem, Ltd	111,900	3,786,491
LG Electronics, Inc	92,700	4,396,331
LG Household & Health Care, Ltd.	257,500	7,342,817
POSCO	54,400	7,014,799
POSCO ADR	96,700	3,240,417
Samsung Electronics Co., Ltd	60,581	25,008,340
Samsung Fire & Marine
Insurance Co., Ltd	125,838	8,047,969
Samsung SDI Co., Ltd	55,800	5,867,330
SK Telecom Co., Ltd	96,930	15,938,295

Total South Korea		130,182,512

Taiwan—7.2%
Advantech Co., Ltd	3,703,640	7,541,598
Chinatrust Financial
Holding Co., Ltd	5,847,965	6,518,986
Compal Electronics, Inc	2,212,700	2,400,819
Compal Electronics, Inc. GDR	623,914	3,406,570
Fubon Financial Holding Co., Ltd.	8,547,000	7,444,325
Hon Hai Precision Industry Co., Ltd.	2,679,368	9,956,034
United Microelectronics Corp. (a)	6,615,522	4,916,411
United Microelectronics Corp.
ADR (a)	782,310	3,371,756

Total Taiwan		45,556,499

Thailand—1.5%
Delta Electronics (Thailand) PCL	10,466,100	5,938,939
Thai Union Frozen Products PCL	6,630,600	3,275,972

Total Thailand		9,214,911

Turkey—1.0%
Akbank TAS	1,754,924,750	6,385,845
Turkiye Garanti Bankasi AS	14,000	42

Total Turkey		6,385,887

Venezuela—1.4%
Compania Anonima Nacional
Telefonos de Venezuela ADR	430,873	8,682,091

Total Common Stocks
(Identified cost $463,219,178)		569,460,206

Preferred Stocks—6.2%
Brazil—6.2%
Caemi Mineracao e
Metalurgia SA (a)	26,689,900	10,169,223
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR	179,900	3,112,270
Companhia de Bebidas das
Americas ADR	301,791	6,056,945
Companhia Paranaense de
Energia-Copel Sponsored ADR	2,070,199	6,707,445
Telemar Norte Leste SA	481,400,000	8,269,448
Usinas Siderurgicas de
Minas Gerais SA	477,900	4,968,802

Total Brazil		39,284,133

Total Preferred Stocks
(Identified cost $38,400,207)		39,284,133

	Principal
	Amount
	(000)

Short-Term Investments—9.6%
Repurchase Agreement—3.1%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04,collateralized by
$19,695,000 United States Treasury
Note, 2.25%, 07/31/04, with a
value of $19,891,143)	$19,500	19,500,000

Collateral for Securities on Loan—6.5%
State Street Navigator Securities
Lending Prime Portfolio, 1.23% (d)	41,276	41,275,466

Total Short-Term Investments
(Identified cost $60,775,466)		60,775,466

Total Investments
(Identified cost $562,394,851) (b)	106.0%	$669,519,805
Liabilities in Excess of Cash and
Other Assets	(6.0)	(37,647,427)

Net Assets	100.0%	$631,872,378

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio
Corporate Bonds—40.4%
Aerospace & Defense—0.8%
Boeing Capital Corp.,
5.75%, 02/15/07	$320	$337,290

Automotive—1.8%
Ford Motor Credit Co.,
7.00%, 10/01/13	245	247,483
General Motors Acceptance Corp.,
6.875%, 09/15/11	470	481,629
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (f)	50	5

		729,117

Banking—4.3%
Bank One Corp.,
6.00%, 08/01/08	350	371,969
U.S. Bancorp,
3.125%, 03/15/08	425	411,781
Wachovia Corp.,
4.95%, 11/01/06	450	465,211
Wells Fargo & Co.,
5.90%, 05/21/06	485	510,427

		1,759,388

Brewery—0.7%
Anheuser-Busch Cos., Inc.,
7.50%, 03/15/12	250	290,088

Cable & Broadcasting—1.1%
AT&T Broadband Corp.,
8.375%, 03/15/13	370	434,684

Computers & Business Equipment—1.2%
Hewlett-Packard Co.,
5.50%, 07/01/07	475	496,853

Consumer Products—0.9%
Fortune Brands, Inc.,
2.875%, 12/01/06	375	370,536

Energy—4.0%
Baker Hughes, Inc.,
6.00%, 02/15/09	495	529,349
Conoco Funding Co.,
6.35%, 10/15/11	430	468,393
Duke Capital LLC,
7.50%, 10/01/09	230	252,915
USX Corp.,
6.65%, 02/01/06	370	389,123

		1,639,780

	Principal
	Amount
	(000)

Financial Services—10.0%
American General Finance Corp.,
5.375%, 10/01/12	$345	343,990
Bear Stearns Cos., Inc.,
4.00%, 01/31/08	555	553,409
Citigroup, Inc.,
5.00%, 03/06/07	500	518,731
General Electric Capital Corp.,
5.35%, 03/30/06	365	379,594
Goldman Sachs Group, Inc.,
5.15%, 01/15/14	355	340,823
Household Finance Corp.,
6.375%, 08/01/10	430	460,521
MBNA America Bank NA,
7.125%, 11/15/12	225	247,693
MBNA Corp.,
5.625%, 11/30/07	265	276,273
Morgan Stanley,
4.75%, 04/01/14	485	447,161
SLM Corp.,
4.00%, 01/15/09	530	519,938

		4,088,133

Food & Beverages—1.2%
Sara Lee Corp.,
6.25%, 09/15/11	475	511,460

Forest & Paper Products—0.6%
Weyerhaeuser Co.,
6.75%, 03/15/12	215	232,399

Insurance—1.9%
Allstate Corp.,
7.50%, 06/15/13	255	293,832
MetLife, Inc.,
5.00%, 11/24/13	490	474,340

		768,172

Multimedia—1.8%
AOL Time Warner, Inc.,
6.875%, 05/01/12	390	421,705
Viacom, Inc.,
7.75%, 06/01/05	285	298,708

		720,413

Real Estate—0.6%
Rouse Co.,
5.375%, 11/26/13	250	240,300

Retail—0.7%
Wal-Mart Stores, Inc.,
6.875%, 08/10/09	240	266,914

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (concluded)
Telecommunications—2.8%
AT&T Wireless Services, Inc.,
8.125%, 05/01/12	$350	$404,465
SBC Communications, Inc.,
5.75%, 05/02/06	460	481,392
Verizon Global Funding Corp.,
6.125%, 06/15/07	250	266,740

		1,152,597

Utilities—6.0%
Alabama Power Co.,
2.65%, 02/15/06	345	343,498
MidAmerican Energy Co.,
6.375%, 06/15/06	454	478,564
Public Service Electric & Gas Co.,
6.375%, 05/01/08	500	536,166
Virginia Electric & Power Co.,
Series A,
5.375%, 02/01/07	575	598,340
Wisconsin Electric Power Co.,
4.50%, 05/15/13	500	473,030

		2,429,598

Total Corporate Bonds
(Identified cost $16,775,071)		16,467,722

Collateralized Mortgage Obligation—2.6%
Federal National Mortgage Association,
Series 2003-8, Class BN,
4.50%, 03/25/16
(Identified cost $1,060,462)	1,043	1,053,434

Mortgage Pass-Through Securities—14.8%
Federal National Mortgage Association,
Pool#759405,
5.50%, 01/01/34	3,708	3,697,771
Government National Mortgage
Association, Pool#595273,
6.00%, 12/15/32	2,288	2,349,448

Total Mortgage Pass-Through Securities
(Identified cost $6,084,270)		6,047,219

U.S. Government Securities—9.1%
Federal Home Loan Mortgage Corp.,
1.875%, 02/15/06	1,225	1,208,107
Federal National Mortgage Association:
2.25%, 05/15/06	1,650	1,630,662
4.625%, 10/15/13	915	882,234

Total U.S. Government Securities
(Identified cost $3,745,161)		3,721,003

U.S. Treasury Securities—30.6%
United States Treasury Bill,
1.15%, 07/08/04	2,350	2,349,534
United States Treasury Notes:
2.00%, 05/15/06	9,020	8,913,384
3.875%, 05/15/09	825	827,912
4.25%, 11/15/13	425	413,657

Total U.S. Treasury Securities
(Identified cost $12,546,884)		12,504,487

Repurchase Agreement—1.3%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$555,000 United States Treasury
Note, 4.375%, 08/15/12, with a
value of $559,163)
(Identified cost $544,000)	544	544,000

Total Investments
(Identified cost $40,755,848) (b)	98.8%	$40,337,865
Cash and Other Assets in Excess
of Liabilities	1.2	472,153

Net Assets	100.0%	$40,810,018

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio
Corporate Bonds—93.7%
Aerospace & Defense—1.5%
Sequa Corp., Series B,
8.875%, 04/01/08	$1,025	$1,078,813

Apparel & Textiles—0.5%
Foamex LP,
9.875%, 06/15/07	470	399,500

Automotive—3.7%
Dana Corp.,
9.00%, 08/15/11	825	965,250
HLI Operating Co., Inc.,
10.50%, 06/15/10	309	347,625
TRW Automotive, Inc.:
9.375%, 02/15/13	625	704,688
11.00%, 02/15/13	227	267,860
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (f)	1,930	193
Visteon Corp.,
7.00%, 03/10/14	400	384,000

		2,669,616

Building & Construction—1.1%
KB Home,
7.75%, 02/01/10	810	834,300

Building Materials—2.9%
Legrand SA,
8.50%, 02/15/25	750	772,500
Nortek, Inc., Series B,
9.875%, 06/15/11	690	786,600
Texas Industries, Inc.,
10.25%, 06/15/11	525	585,375

		2,144,475

Cable Television—5.1%
Charter Communications Holdings LLC,
10.75%, 10/01/09	1,000	840,000
EchoStar DBS Corp.:
5.75%, 10/01/08	250	246,563
9.125%, 01/15/09	195	213,769
10.375%, 10/01/07	490	523,687
Mediacom Broadband LLC,
11.00%, 07/15/13	750	798,750
Pegasus Communications Corp.,
Series B,
12.50%, 08/01/07	275	133,375
Shaw Communications, Inc.,
7.25%, 04/06/11	900	933,947

		3,690,091

Chemicals—4.9%
Acetex Corp.,
10.875%, 08/01/09	1,000	1,095,000
ARCO Chemical Co.,
9.80%, 02/01/20	310	303,800
Huntsman ICI Chemicals,
10.125%, 07/01/09	825	841,500
Lyondell Chemical Co., Series A,
9.625%, 05/01/07	500	522,500
Westlake Chemical Corp.,
8.75%, 07/15/11	725	786,625

		3,549,425

Consumer Products—1.7%
Icon Health & Fitness, Inc.,
11.25%, 04/01/12	465	506,850
Sola International, Inc.,
6.875%, 03/15/08	685	695,304

		1,202,154

Containers—1.7%
Crown Euro Holdings SA:
9.50%, 03/01/11	600	654,000
10.875%, 03/01/13	500	570,000

		1,224,000

Diversified—1.6%
AMSTED Industries, Inc.,
10.25%, 10/15/11 (c)	1,070	1,160,950

Electronics—2.4%
PerkinElmer, Inc.,
8.875%, 01/15/13	650	710,125
Thomas & Betts Corp.,
7.25%, 06/01/13	1,000	1,059,219

		1,769,344

Energy—5.4%
ANR Pipeline, Inc.,
8.875%, 03/15/10	500	546,250
Chesapeake Energy Corp.,
9.00%, 08/15/12	535	601,875
CITGO Petroleum Corp.,
11.375%, 02/01/11	925	1,073,000
Compton Petroleum Corp.,
9.90%, 05/15/09	245	267,662
Northwest Pipelines Corp.,
8.125%, 03/01/10	850	915,875
Southern Natural Gas Co.,
8.875%, 03/15/10	500	546,250

		3,950,912

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Environmental—1.3%
Allied Waste North America, Inc.,
Series B,
8.875%, 04/01/08	$230	$251,850
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	689,750

		941,600

Equipment Rental—1.8%
H&E Equipment Services LLC,
11.125%, 06/15/12	780	789,750
Williams Scotsman, Inc.,
9.875%, 06/01/07	500	496,250

		1,286,000

Financial Services—0.7%
LaBranche & Co., Inc.,
9.50%, 05/15/09 (c)	525	530,250

Food & Beverages—2.3%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12	475	491,625
Chiquita Brands International, Inc.,
10.56%, 03/15/09	1,055	1,149,950

		1,641,575

Forest & Paper Products—3.4%
Georgia-Pacific Corp.,
9.50%, 12/01/11	500	587,500
Kappa Beheer BV,
10.625%, 07/15/09	870	909,150
Smurfit Capital Funding PLC,
7.50%, 11/20/25	1,055	986,425

		2,483,075

Gaming—6.6%
Majestic Star Casino LLC,
9.50%, 10/15/10	500	502,500
Mandalay Resort Group:
9.375%, 02/15/10	590	643,100
Series B,
10.25%, 08/01/07	655	727,050
Sun International Hotels, Ltd.,
8.875%, 08/15/11	715	763,262
Venetian Casino Resort LLC,
11.00%, 06/15/10	1,000	1,155,000
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	305	323,300
Wynn Las Vegas LLC,
12.00%, 11/01/10	552	661,020

		4,775,232

Health Services—3.3%
Fresenius Medical Capital Trust,
7.875%, 02/01/08	970	1,025,775
Service Corp. International,
6.875%, 10/01/07	1,360	1,387,200

		2,412,975

Hotels—4.2%
Host Marriott LP, Series G,
9.25%, 10/01/07	1,000	1,102,500
ITT Corp.,
7.375%, 11/15/15	750	750,000
John Q. Hammons Hotels, Series B,
8.875%, 05/15/12	310	336,350
La Quinta Properties, Inc.,
8.875%, 03/15/11	500	537,500
MeriStar Hospitality Corp.,
9.00%, 01/15/08	295	297,950

		3,024,300

Insurance—2.2%
Crum & Forster Holdings Corp.,
10.375%, 06/15/13	825	899,250
Leucadia National Corp.,
7.00%, 08/15/13	700	692,125

		1,591,375

Medical Products & Services—2.1%
Medquest, Inc., Series B,
11.875%, 08/15/12	635	720,725
NDCHealth Corp.,
10.50%, 12/01/12	760	837,900

		1,558,625

Metals & Mining—2.5%
Arch Western Resources LLC,
6.75%, 07/01/13 (c)	675	675,000
Peabody Energy Corp., Series B,
6.875%, 03/15/13	500	506,250
Wolverine Tube, Inc.,
7.375%, 08/01/08 (c)	665	651,700

		1,832,950

Media-Diversified—3.1%
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (g)	875	1,019,474
Vivendi Universal SA,
9.25%, 04/15/10	1,025	1,211,499

		2,230,973

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Printing & Publishing—3.7%
Dex Media East LLC,
12.125%, 11/15/12	$300	$350,250
Phoenix Color Corp.,
10.375%, 02/01/09	515	478,950
RH Donnelley Finance Corp.,
10.875%, 12/15/12 (c)	440	510,400
Vertis, Inc., Series B,
10.875%, 06/15/09	490	526,750
Von Hoffmann Corp.,
10.25%, 03/15/09	765	786,994

		2,653,344

Real Estate—4.4%
AMR Real Estate Partners,
8.125%, 06/01/12 (c)	350	357,000
Forest City Enterprises, Inc.,
7.625%, 06/01/15	425	427,125
LNR Property Corp., Series A,
7.25%, 10/15/13	1,075	1,048,125
Tanger Properties LP:
7.875%, 10/24/04	915	910,425
9.125%, 02/15/08	400	430,000

		3,172,675

Retail—4.3%
Rite Aid Corp.,
11.25%, 07/01/08	1,055	1,163,137
Saks, Inc.,
9.875%, 10/01/11	975	1,133,438
ShopKo Stores, Inc.,
9.25%, 03/15/22	910	855,400

		3,151,975

Shipping—1.0%
CP Ships, Ltd.,
10.375%, 07/15/12	615	702,638

Steel—1.1%
Armco, Inc.,
9.00%, 09/15/07	200	196,500
United States Steel Corp.,
9.75%, 05/15/10	231	255,833
United States Steel LLC,
10.75%, 08/01/08	283	323,327

		775,660

Support Services—0.9%
Coinmach Corp.,
9.00%, 02/01/10	640	641,600

Telecommunications—4.1%
Alamosa Delaware, Inc.,
0.00%, 07/31/09 (g)	380	366,700
American Cellular Corp., Series B,
10.00%, 08/01/11	625	539,062
FairPoint Communications, Inc.,
11.875%, 03/01/10	500	571,250
Qwest Services Corp.,
13.50%, 12/15/10 (c)	500	581,250
Rogers Wireless, Inc.,
9.625%, 05/01/11	850	954,125

		3,012,387

Tobacco—0.8%
DIMON, Inc.,
7.75%, 06/01/13	645	599,850

Transportation—1.7%
Kansas City Southern Railway Co.,
7.50%, 06/15/09	335	335,000
Laidlaw International, Inc.,
10.75%, 06/15/11	800	873,000

		1,208,000

Utilities—5.7%
Alliant Energy Resources, Inc.,
9.75%, 01/15/13	500	628,883
Calpine Corp.,
7.875%, 04/01/08	1,220	793,000
Mission Energy Holding Co.,
13.50%, 07/15/08	500	559,375
MSW Energy Holdings LLC:
7.375%, 09/01/10 (c)	150	149,250
8.50%, 09/01/10	695	734,963
PG&E Corp.,
6.875%, 07/15/08 (c)	475	496,375
Reliant Energy Resources Corp.,
Series B,
8.125%, 07/15/05	750	787,802

		4,149,648

Total Corporate Bonds
(Identified cost $64,588,726)		68,050,287

	Shares

Preferred Stocks—2.1%
Broadcasting—1.2%
Paxson Communications Corp.,
14.25%, 11/15/06	100	875,000

Telecommunications—0.9%
Alamosa Holdings, Inc., Series B (a)	1,172	656,320

Total Preferred Stocks
(Identified cost $972,751)		1,531,320

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard High Yield Portfolio (concluded)
Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (c), (e)	470	$5
03/16/11 (a), (c), (e)	500	5

		10

Retail—0.0%
Travelcenters of America, Inc.:
05/01/09 (a), (c), (e)	810	8
05/01/09 (a), (e)	720	7

		15

Total Warrants
(Identified cost $74,226)		25

	Principal
	Amount
	(000)

Repurchase Agreement—2.1%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$1,585,000 United States Treasury
Note, 4.375%, 08/15/12, with a
value of $1,596,888)
(Identified cost $1,562,000)	$1,562	1,562,000

Total Investments
(Identified cost $67,197,703) (b)	97.9%	$71,143,632
Cash and Other Assets in Excess
of Liabilities	2.1	1,507,738

Net Assets	100.0%	$72,651,370

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

		Principal
		Amount
Description		(000) (h)	Value

Lazard Global High Yield Portfolio
Currency Denominated Bonds—76.2%
Australia—0.5%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12	USD	160	$165,600

Bahamas—0.9%
Sun International Hotels, Ltd.,
8.875%, 08/15/11	USD	275	293,563

Belgium—0.6%
Barry Callebaut Services NV,
9.25%, 03/15/10 (c)	EUR	150	202,025

Canada—2.3%
Calpine Canada Energy Finance,
8.50%, 05/01/08	USD	175	115,500
CP Ships, Ltd.,
10.375%, 07/15/12	USD	375	428,438
Rogers Wireless, Inc.,
9.625%, 05/01/11 (i)	USD	150	168,375

Total Canada			712,313

Colombia—0.3%
Citigroup TES Linked Deposit,
15.00%, 03/15/07 (c)		88	92,721

France—3.0%
Alcatel SA:
4.375%, 02/17/09	EUR	250	293,091
6.375%, 04/07/14	EUR	56	67,894
Crown Euro Holdings SA,
9.50%, 03/01/11	USD	275	299,750
Legrand SA,
8.50%, 02/15/25	USD	175	180,250
Vivendi Universal SA,
6.25%, 07/15/08	EUR	75	97,864

Total France			938,849

Germany—1.0%
Kabel Deutschland GmbH,
10.75%, 07/01/14 (c)	EUR	100	124,859
Kronos International, Inc.,
8.875%, 06/30/09	EUR	75	96,724
ThyssenKrupp AG,
5.00%, 03/29/11	EUR	75	91,318

Total Germany			312,901

Ireland—2.5%
BGB Finance (Ireland) PLC,
6.75%, 04/14/05	CZK	2,050	80,278
Smurfit Capital Funding PLC,
7.50%, 11/20/25	USD	705	659,175
Valentia Telecommunications, Ltd.,
7.25%, 08/15/13	EUR	50	62,961

Total Ireland			802,414

Israel—0.6%
Israel Government Bond,
7.00%, 03/31/06		810	184,559

Luxembourg—3.1%
Fiat Finance & Trade, Ltd. SA,
6.75%, 05/25/11	EUR	350	417,843
Kloeckner Pentaplast SA,
9.375%, 02/15/12 (c)	EUR	75	96,267
PTC International Finance II SA,
11.25%, 12/01/09	EUR	250	327,735
Safilo Capital International SA,
9.625%, 05/15/13 (c)	EUR	75	85,318
Sanitec International SA,
9.00%, 05/15/12	EUR	50	62,962

Total Luxembourg			990,125

Mauritius—0.3%
Standard Bank Johannsburg Credit
Linked Deposit,
7.50%, 01/07/05		2,500	86,481

Mexico—0.5%
Mexican Bonos,
9.00%, 12/24/09		1,940	160,492

Netherlands—4.9%
Cable & Wireless International
Finance NV,
8.625%, 03/25/19	GBP	50	90,448
Fresenius Finance BV:
7.50%, 04/30/09 (c)	EUR	75	99,005
7.75%, 04/30/09 (c)	EUR	100	131,702
Heidelbergcement Finance BV,
7.375%, 07/15/10 (c)	EUR	250	330,397
Kappa Beheer BV:
10.625%, 07/15/09	EUR	80	102,685
10.625%, 07/15/09	USD	365	381,425
Koninklijke Ahold NV,
5.875%, 05/09/08	EUR	250	306,444
Yell Finance BV,
10.75%, 08/01/11	GBP	50	99,969

Total Netherlands			1,542,075

Russia—0.4%
Gazprom,
7.80%, 09/27/10	EUR	100	121,665

Slovenia—0.5%
Republic of Slovenia,
7.75%, 02/24/06		31,560	169,921

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

		Principal
		Amount
Description		(000) (h)	Value

Lazard Global High Yield Portfolio (continued)
Sweden—1.5%
Telefonaktiebolaget LM Ericsson AB:
6.75%, 11/28/10	EUR	150	$193,219
9.875%, 06/05/08 (j)	GBP	150	290,047

Total Sweden			483,266

Thailand—0.0%
Finance One PLC,
0.00%, 01/03/05 (a), (f), (k)		20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/06 (a), (f), (k)		10,569	0

Total Thailand			0

Turkey—1.6%
Turkey Government Bond,
0.00%, 08/24/05 (l)		968,900,000	490,861

United Kingdom—1.8%
British Airways PLC,
8.75%, 08/23/16 (j)		50	88,181
Cable & Wireless PLC,
8.75%, 08/06/12		50	92,489
COLT Telecom Group PLC,
7.625%, 07/31/08	EUR	200	124,724
EMI Group PLC,
8.625%, 10/15/13 (c)	EUR	150	206,678
Ineos Group Holdings PLC,
10.50%, 08/01/10	EUR	50	67,524

Total United Kingdom			579,596

United States—49.9%
AES Corp.,
9.375%, 09/15/10		125	133,281
AMSTED Industries, Inc.,
10.25%, 10/15/11 (c)		275	298,375
ARCO Chemical Co.,
9.80%, 02/01/20		225	220,500
Armco, Inc.,
9.00%, 09/15/07		250	245,625
Caraustar Industries, Inc.,
9.875%, 04/01/11		100	99,500
CB Richard Ellis Services, Inc.,
9.75%, 05/15/10		350	385,000
Charter Communications Holdings LLC,
10.75%, 10/01/09		325	273,000
Chiquita Brands International, Inc.,
10.56%, 03/15/09		275	299,750
CITGO Petroleum Corp.,
11.375%, 02/01/11		275	319,000
Crum & Forster Holdings Corp.,
10.375%, 06/15/13		275	299,750
CSC Holdings, Inc., Series B,
7.625%, 04/01/11		325	325,812
Dana Corp.,
9.00%, 08/15/11		275	321,750
DIMON, Inc.,
7.75%, 06/01/13		165	153,450
Dole Foods Co., Inc.,
8.875%, 03/15/11		275	290,813
Ethyl Corp.,
8.875%, 05/01/10		300	316,500
FairPoint Communications, Inc.,
11.875%, 03/01/10		475	542,687
Fresenius Medical Capital Trust,
7.875%, 02/01/08		150	158,625
Georgia-Pacific Corp.,
8.875%, 02/01/10		275	311,437
HEALTHSOUTH Corp.,
7.00%, 06/15/08		300	291,750
HLI Operating Co., Inc.,
10.50%, 06/15/10		211	237,375
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (g)		578	673,587
Host Marriott LP, Series G,
9.25%, 10/01/07		285	314,212
Huntsman ICI Chemicals,
10.125%, 07/01/09	EUR	145	174,650
Huntsman International LLC,
9.875%, 03/01/09		325	351,000
ISP Holdings, Inc., Series B,
10.625%, 12/15/09		524	576,400
John Q. Hammons Hotels, Series B,
8.875%, 05/15/12		275	298,375
Kansas City Southern Railway Co.,
7.50%, 06/15/09		275	275,000
KB Home,
7.75%, 02/01/10		250	257,500
La Quinta Properties, Inc.,
8.875%, 03/15/11		275	295,625
Laidlaw International, Inc.,
10.75%, 06/15/11		275	300,094
LNR Property Corp., Series A,
7.25%, 10/15/13		275	268,125
Mandalay Resort Group,
9.375%, 02/15/10		445	485,050
Mediacom Broadband LLC,
11.00%, 07/15/13		75	79,875
MeriStar Hospitality Corp.,
9.125%, 01/15/11		270	272,700
MSW Energy Holdings LLC,
7.375%, 09/01/10 (c)		275	273,625

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2004 (unaudited)

	Principal
	Amount
Description	(000) (h)	Value

Lazard Global High Yield Portfolio (continued)
Qwest Services Corp.,
13.50%, 12/15/10 (c)	210	$244,125
Rite Aid Corp.,
11.25%, 07/01/08	275	303,187
Royal Caribbean Cruises, Ltd.,
8.00%, 05/15/10	400	431,000
Saks, Inc.,
9.875%, 10/01/11	275	319,687
Senior Housing Properties Trust,
7.875%, 04/15/15	275	281,179
Sequa Corp., Series B,
8.875%, 04/01/08	275	289,438
Service Corp. International,
6.875%, 10/01/07	275	280,500
Sola International, Inc.,
6.875%, 03/15/08	675	685,154
Tanger Properties LP,
7.875%, 10/24/04	215	213,925
Tenet Healthcare Corp.,
7.375%, 02/01/13	250	226,250
The Sheridan Group,
10.25%, 08/15/11 (c)	300	315,750
TRW Automotive, Inc.,
9.375%, 02/15/13	245	276,238
United States Steel Corp.,
9.75%, 05/15/10	63	69,773
United States Steel LLC,
10.75%, 08/01/08	81	92,543
Venetian Casino Resort LLC,
11.00%, 06/15/10	275	317,625
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (f)	910	91
Vertis, Inc., Series B,
10.875%, 06/15/09	275	295,625
Von Hoffmann Corp.,
10.25%, 03/15/09	150	154,313
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	100	106,000
Williams Scotsman, Inc.,
9.875%, 06/01/07	200	198,500
Wolverine Tube, Inc.,
7.375%, 08/01/08 (c)	225	220,500

Total United States		15,741,201

Total Currency Denominated Bonds
(Identified cost $24,501,978)		24,070,628

Preferred Stock—0.8%
United States—0.8%
Paxson Communications Corp.,
14.25%, 11/15/06
(Identified cost $207,436)	27	236,250

Warrant—0.0%
United States—0.0%
Travelcenters of America, Inc.,
05/01/09
(Identified cost $0) (a), (e)	245	3

	Principal
	Amount
	(000)

U.S. Government Securities—15.8%
Federal Home Loan Mortgage Corp.,
1.01%, 07/13/04	$3,500	3,498,822
Federal National Mortgage Association,
1.18%, 08/25/04	1,500	1,497,307

Total U.S. Government Securities
(Identified cost $4,996,129)		4,996,129

Repurchase Agreement—5.8%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$1,900,000 United States Treasury
Note, 4.25%, 08/15/13, with a
value of $1,874,388)
(Identified cost $1,837,000) (i)	1,837	1,837,000

Total Investments
(Identified cost $31,542,543) (b)	98.6%	$31,140,010
Cash and Other Assets in Excess
of Liabilities	1.4	429,914

Net Assets	100.0%	$31,569,924

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
June 30, 2004 (unaudited)

Lazard Global High Yield Portfolio (concluded)
Forward Foreign Currency Contracts open at June 30, 2004:
Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	07/28/04	262,218	$87,000	$83,584	$—	$3,416
BRL	07/28/04	884,640	291,000	281,984	—	9,016
COP	07/23/04	269,724,000	101,400	99,828	—	1,572
HRK	07/07/04	430,046	68,000	71,200	3,200	—
KRW	07/20/04	388,862,500	325,000	336,016	11,016	—
MAD	07/12/04	1,367,850	150,000	151,385	1,385	—
PEN	07/30/04	232,734	66,600	66,939	339	—
RUB	01/20/05	2,724,900	93,000	91,457	—	1,543
RUB	01/20/05	3,824,640	128,000	128,369	369	—
SIT	07/07/04	11,040,000	56,012	55,942	—	70
TRL	07/21/04	47,482,400,000	280,000	315,950	35,950	—

Total Forward Foreign Currency Purchase Contracts			$1,646,012	$1,682,654	$52,259	$15,617

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

EUR	09/15/04	462,194	$554,633	$561,654	$—	$7,021
EUR	09/15/04	2,971,804	3,578,409	3,611,307	—	32,898
GBP	09/15/04	285,780	515,776	514,782	994	—
GBP	09/15/04	133,776	240,529	240,973	—	444
JPY	09/15/04	16,435,770	148,337	151,144	—	2,807
TRL	07/21/04	8,208,475,000	55,000	54,620	380	—
TRL	07/21/04	39,273,925,000	272,570	261,330	11,240	—

Total Forward Foreign Currency Sale Contracts			$5,365,254	$5,395,810	12,614	43,170

Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts					$64,873	$58,787

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
June 30, 2004 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:
		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Equity	$116,687,865	$17,303,823	$1,445,860	$15,857,963
Mid Cap	72,565,479	9,841,689	862,243	8,979,446
Small Cap	453,577,454	78,813,526	10,761,736	68,051,790
International Equity	1,470,748,616	211,474,035	25,846,938	185,627,097
International Equity Select	12,941,759	2,177,950	217,017	1,960,933
International Small Cap	585,789,087	220,731,832	9,755,886	210,975,946
Emerging Markets	562,394,851	138,564,638	31,439,684	107,124,954
Bond	40,755,848	106,350	524,333	(417,983)
High Yield	67,197,703	5,986,096	2,040,167	3,945,929
Global High Yield	31,542,543	1,469,570	1,872,103	(402,533)
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers."
(d)	Rate shown reflects 7 day yield as of June 30, 2004.
(e)	Date shown is the expiration date.
(f)	Issue in default.
(g)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2004, which may step up at a future date.
(h)	Principal amount denominated in respective country’s currency unless otherwise noted.
(i)	Segregated security for forward foreign currency contracts.
(j)	Variable rate security. Interest rate shown is the rate in effect at June 30, 2004.
(k)	Bankrupt issuer; security valued at zero.
(l)	Zero coupon security.
Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
TES — Titulos de Tesoreria

Currency Abbreviations:

BRL — Brazilian Real	KRW	— South Korean Won
COP — Colombian Peso	MAD	— Moroccan Dirham
CZK — Czech Koruna	PEN	— Peruvian New Sol
EUR — Euro	RUB	— Russian Ruble
GBP — British Pound Sterling	SIT	— Slovenian Tolar
HRK — Croatian Kuna	TRL	— Turkish Lira
JPY — Japanese Yen	USD	— United States Dollar

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Industry
Aerospace & Defense	—%	—%	—%	1.5%
Apparel & Textiles	—	—	5.1	0.3
Automotive	2.8	—	4.4	1.7
Banking	20.0	21.0	6.2	9.5
Brewery	1.3	4.0	—	2.5
Broadcasting	—	—	—	1.0
Building & Construction	1.4	—	5.0	1.4
Business Services & Supplies	—	—	9.5	—
Chemicals	3.5	—	—	2.1
Computer Services	—	—	3.8	—
Computers & Business Equipment	—	—	—	5.1
Cosmetics & Toiletries	—	3.4	—	—
Diversified	5.2	6.3	6.5	—
Drugs & Health Care	9.5	13.2	1.4	3.5
Electronics	4.8	3.2	1.9	7.8
Financial Services	4.0	8.2	8.4	6.0
Food & Beverages	2.9	10.9	1.9	1.3
Forest & Paper Products	1.1	—	—	2.5
Household Products & Home Furnishings	—	—	2.9	3.6
Industrial & Machinery	—	—	2.2	—
Insurance	5.7	4.2	3.0	3.8
Leisure & Entertainment	—	—	4.9	—
Manufacturing	—	—	2.6	—
Medical Products & Services	—	—	1.2	—
Multimedia	—	—	0.3	—
Metals & Mining	1.6	—	—	8.5
Oil & Gas	10.6	12.5	—	7.9
Printing & Publishing	—	—	5.5	—
Real Estate	1.2	—	3.6	—
Restaurants	—	—	0.7	—
Retail	3.0	4.1	11.2	0.5
Security Services	—	—	1.6	—
Semiconductor & Components	0.9	—	—	—
Shipbuilding	—	—	—	1.3
Steel	—	—	—	2.4
Telecommunications	11.0	3.9	1.9	15.8
Telecommunications Equipment	—	3.5	—	—
Tobacco	2.3	—	2.6	3.3
Transportation	1.1	—	—	2.0
Utilities	4.7	—	—	1.1

Subtotal	98.6	98.4	98.3	96.4
Repurchase Agreements	0.8	1.4	0.4	3.1
Collateral for Securities on Loan	—	—	13.3	6.5

Total Investments	99.4%	99.8%	112.0%	106.0%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2004 (unaudited)

Portfolio holdings by asset type, previously presented by country, for Lazard Global High Yield Portfolio:

Asset Type
Corporate Bonds	72.5%
Foreign Government Obligations	3.2
Preferred Stock	0.8
Structured Notes	0.5
U.S. Government Securities	15.8

Subtotal	92.8
Repurchase Agreement	5.8

Total Investments	98.6%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
June 30, 2004 (unaudited)

	Lazard	Lazard	Lazard
	Equity	Mid Cap	Small Cap
	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$132,545,828	$81,544,925	$521,629,244
Cash	711	259	963
Foreign currency	—	—	—
Receivables for:
Investments sold	101,838	983,547	2,936,703
Dividends and interest	108,073	72,826	348,277
Capital stock sold	26,914	204,078	194,304
Gross appreciation on foreign currency contracts	—	—	—
Amount due from Investment Manager	—	—	—

Total assets	132,783,364	82,805,635	525,109,491

LIABILITIES
Payables for:
Investments purchased	522,236	5,290,195	5,923,210
Capital stock repurchased	133,971	80,382	473,933
Dividends	—	—	—
Management fees	79,482	35,841	310,259
Accrued distribution fees	4,156	4,191	10,273
Accrued directors’ fees	2,216	969	8,623
Gross depreciation on foreign currency contracts	—	—	—
Amounts due upon return of securities on loan	—	4,068,045	—
Other accrued expenses and payables	67,850	52,655	108,463

Total liabilities	809,911	9,532,278	6,834,761

Net assets	$131,973,453	$73,273,357	$518,274,730

NET ASSETS
Paid in capital	$140,556,448	$59,531,083	$390,271,605
Undistributed (distributions in excess of)
investment income—net	503,157	163,191	2,132,873
Unrealized appreciation (depreciation) on:
Investments—net	15,857,963	8,979,446	68,051,790
Foreign currency—net	—	—	—
Accumulated undistributed realized gain (loss)—net	(24,944,115)	4,599,637	57,818,462

Net assets	$131,973,453	$73,273,357	$518,274,730

Institutional Shares
Net assets	$112,098,590	$46,673,976	$466,913,225
Shares of capital stock outstanding*	7,451,299	3,654,003	22,550,212
Net asset value, offering and redemption price per share	$15.04	$12.77	$20.71
Open Shares
Net assets	$19,874,863	$26,599,381	$51,361,505
Shares of capital stock outstanding*	1,323,295	2,106,116	2,490,918
Net asset value, offering and redemption price per share	$15.02	$12.63	$20.62

Cost of investments in securities	$116,687,865	$72,565,479	$453,577,454
Cost of foreign currency	$—	$—	$—

*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Portfolio		Lazard International Equity Select Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard Bond Portfolio	Lazard High Yield Portfolio	Lazard Global High Yield Portfolio

	$1,656,375,713	$14,902,692	$796,765,033	$669,519,805	$40,337,865	$71,143,632	$31,140,010
	125	2,567	167	445	381	861	214
	453,573	—	436,844	1,047,634	—	—	2,988
	24,902,662	—	6,334,882	7,136,372	—	—	156,766
	3,799,359	58,730	2,246,684	1,632,134	320,613	1,599,463	512,702
	1,189,855	300	2,564,545	1,363,121	225,010	—	1,041
	—	—	—	—	—	—	64,873
	—	3,524	—	—	—	17,343	—

	1,686,721,287	14,967,813	808,348,155	680,699,511	40,883,869	72,761,299	31,878,594

	11,229,328	—	1,757,626	6,518,944	—	—	122,190
	7,496,464	—	82,926	234,584	—	—	—
	—	—	—	—	6,235	22,726	45,627
	1,128,749	—	432,876	507,977	15,713	—	19,246
	18,568	1,240	3,422	3,844	411	358	781
	37,064	270	11,612	10,659	48	269	—
	—	—	—	—	—	—	58,787
	—	—	94,519,498	41,275,466	—	—	—
	586,081	40,873	242,018	275,659	51,444	86,576	62,039

	20,496,254	42,383	97,049,978	48,827,133	73,851	109,929	308,670

	$1,666,225,033	$14,925,430	$711,298,177	$631,872,378	$40,810,018	$72,651,370	$31,569,924

	$2,027,169,860	$13,594,888	$483,966,094	$557,689,808	$46,108,614	$119,406,275	$110,939,201
	43,586,223	186,918	7,942,127	5,447,489	(32,117)	(193,208)	94,003
	185,627,097	1,960,933	210,975,946	107,124,954	(417,983)	3,945,929	(402,533)
	2,631	—	18,531	(32,946)	—	—	5,778
	(590,160,778)	(817,309)	8,395,479	(38,356,927)	(4,848,496)	(50,507,626)	(79,066,525)

	$1,666,225,033	$14,925,430	$711,298,177	$631,872,378	$40,810,018	$72,651,370	$31,569,924

	$1,581,002,546	$9,316,910	$692,158,631	$612,029,919	$40,810,018	$70,952,979	$27,790,526
	137,451,633	932,690	39,343,327	57,333,955	4,237,679	13,512,979	3,664,707
	$ 11.50	$9.99	$17.59	$10.67	$9.63	$5.25	$7.58
	$85,222,487	$5,608,520	$19,139,546	$19,842,459	N/A	$1,698,391	$3,779,398
	7,421,383	561,157	1,091,924	1,851,161	N/A	322,457	495,721
$	$ 11.48	$9.99	$17.53	$10.72	N/A	$5.27	$7.62
	1,470,748,616	$12,941,759	$585,789,087	$562,394,851	$40,755,848	$67,197,703	$31,542,543
	$459,364	$—	$436,579	$1,057,863	$—	$—	$2,969

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the six months ended June 30, 2004 (unaudited)

	Lazard Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

INVESTMENT INCOME (LOSS)
Income:
Interest	$14,418	$11,476	$119,528
Dividends	1,083,755	384,965	2,626,708

Total investment income*	1,098,173	396,441	2,746,236

Expenses:
Management fees	487,723	226,894	1,959,739
Administration fees	35,445	28,489	74,698
Distribution fees (Open Shares)	24,052	22,078	63,992
Custodian fees	37,928	34,339	78,142
Shareholders’ services	32,313	28,186	40,560
Professional services	22,902	21,772	28,915
Registration fees	12,780	12,992	15,057
Shareholders’ reports	10,423	1,259	18,789
Directors’ fees and expenses	3,744	1,651	14,821
Merger	—	—	—
Other	3,384	1,850	11,755

Total expenses—gross	670,694	379,510	2,306,468
Management fees waived and expenses reimbursed	—	(33,649)	—
Expense reductions	—	(1,714)	(518)

Total expenses—net	670,694	344,147	2,305,950

Investment income (loss)—net	427,479	52,294	440,286

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY—NET
Realized gain (loss) on:
Investments—net **	6,890,462	5,483,248	69,216,440
Foreign currency—net	—	—	—
Change in net unrealized appreciation (depreciation) on:
Investments—net	(1,641,249)	865,578	(38,719,068)
Foreign currency—net	—	—	—

Realized and unrealized gain (loss) on investments
and foreign currency—net	5,249,213	6,348,826	30,497,372

Net increase (decrease) in net assets resulting
from operations	$5,676,692	$6,401,120	$30,937,658

*Net of foreign withholding taxes of	$4,427	$—	$4,012

**Net of foreign capital gains taxes of	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard Bond Portfolio	Lazard High Yield Portfolio	Lazard Global High Yield Portfolio

$490,631	$3,217	$533,592	$173,674	$868,111	$4,367,615	$1,244,131
30,268,936	293,894	10,782,877	9,684,406	—	118,626	17,089

30,759,567	297,111	11,316,469	9,858,080	868,111	4,486,241	1,261,220

7,844,945	73,526	2,630,110	3,243,948	119,615	278,231	124,827
176,765	24,169	92,575	87,318	27,227	32,556	25,767
127,633	9,357	22,305	27,121	8,851	3,318	4,812
1,237,655	23,762	497,467	777,066	29,361	41,223	40,856
52,640	27,362	31,627	34,819	25,491	26,243	28,029
55,015	21,137	31,587	30,861	21,924	22,670	21,350
16,648	11,041	12,085	14,656	14,051	12,300	13,519
36,186	1,145	3,768	9,081	1,324	649	1,850
63,099	479	19,846	18,344	1,448	3,236	920
—	—	—	—	—	51,808	15,332
47,705	939	15,019	13,628	1,746	3,731	1,525

9,658,291	192,917	3,356,389	4,256,842	251,038	475,965	278,787
—	(82,212)	—	(8,917)	(13,219)	(193,753)	—
—	—	—	(2,461)	—	—	(10)

9,658,291	110,705	3,356,389	4,245,464	237,819	282,212	278,777

21,101,276	186,406	7,960,080	5,612,616	630,292	4,204,029	982,443

208,039,957	620,262	45,272,693	48,803,065	(154,510)	3,723,646	502,562
(2,147,471)	—	(943,157)	(508,019)	—	—	(121,843)
(202,621,517)	(522,839)	36,528,176	(64,282,061)	(620,449)	(6,372,721)	(1,339,930)
(219,735)	—	(22,625)	(16,206)	—	—	285,527

3,051,234	97,423	80,835,087	(16,003,221)	(774,959)	(2,649,075)	(673,684)

$24,152,510	$283,829	$88,795,167	$(10,390,605)	$(144,667)	$1,554,954	$308,759

$3,990,055	$42,283	$1,409,460	$933,917	$—	$—	$6,741

$—	$—	$—	$1,583,569	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Six Months Ended	Year Ended
	June 30, 2004	December 31,
	(unaudited)	2003

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$427,479	$1,177,162
Realized gain (loss) on investments and foreign currency—net	6,890,462	549,013
Change in unrealized appreciation (depreciation)-—net	(1,641,249)	26,997,003

Net increase (decrease) in net assets resulting from operations	5,676,692	28,723,178

Distributions to shareholders:
From investment income—net
Institutional Shares	—	(989,652)
Open Shares	—	(129,438)

Net decrease in net assets resulting from distributions	—	(1,119,090)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	8,917,853	12,657,235
Open Shares	2,003,458	4,894,166
Net proceeds from reinvestment of distributions
Institutional Shares	—	948,562
Open Shares	—	129,036
Cost of shares redeemed
Institutional Shares	(14,265,122)	(25,495,891)
Open Shares	(4,473,274)	(9,805,859)

Net increase (decrease) in net assets from capital stock transactions	(7,817,085)	(16,672,751)

Total increase (decrease) in net assets	(2,140,393)	10,931,337
Net assets at beginning of period	134,113,846	123,182,509

Net assets at end of period*	$131,973,453	$134,113,846

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	7,816,187	8,788,212

Shares sold	602,181	1,003,420
Shares issued to shareholders from reinvestment of distributions	—	68,027
Shares repurchased	(967,069)	(2,043,472)

Net increase (decrease)	(364,888)	(972,025)

Shares outstanding at end of period	7,451,299	7,816,187

Open Shares:
Shares outstanding at beginning of period	1,495,813	1,837,937

Shares sold	136,148	397,725
Shares issued to shareholders from reinvestment of distributions	—	9,236
Shares repurchased	(308,666)	(749,085)

Net increase (decrease)	(172,518)	(342,124)

Shares outstanding at end of period	1,323,295	1,495,813

* Includes undistributed (distributions in excess of) investment income—net	$503,157	$75,678

The accompanying notes are an integral part of these financial statements.

Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2004	December 31,	June 30, 2004	December 31,
(unaudited)	2003	(unaudited)	2003

$52,294	$144,333	$440,286	$1,768,116
5,483,248	1,534,351	69,216,440	21,657,252
865,578	9,138,885	(38,719,068)	128,413,247

6,401,120	10,817,569	30,937,658	151,838,615

—	(84,537)	—	—
—	(376)	—	—

—	(84,913)	—	—

4,581,138	8,553,024	19,710,964	48,909,080
11,384,057	6,289,197	9,045,219	23,252,966

—	78,432	—	—
—	322	—	—

(2,053,888)	(5,663,044)	(46,639,250)	(109,375,066)
(1,641,733)	(2,269,615)	(10,857,757)	(30,453,025)

12,269,574	6,988,316	(28,740,824)	(67,666,045)

18,670,694	17,720,972	2,196,834	84,172,570
54,602,663	36,881,691	516,077,896	431,905,326

$73,273,357	$54,602,663	$518,274,730	$516,077,896

3,448,140	3,221,004	23,900,755	27,721,008

374,272	809,533	979,706	3,070,928
—	7,527	—	—
(168,409)	(589,924)	(2,330,249)	(6,891,181)

205,863	227,136	(1,350,543)	(3,820,253)

3,654,003	3,448,140	22,550,212	23,900,755

1,316,266	919,414	2,582,160	3,071,851

926,834	630,672	448,782	1,450,205
—	31	—	—
(136,984)	(233,851)	(540,024)	(1,939,896)

789,850	396,852	(91,242)	(489,691)

2,106,116	1,316,266	2,490,918	2,582,160

$163,191	$110,897	$2,132,873	$1,692,587

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard International Equity Portfolio

	Six Months Ended	Year Ended
	June 30, 2004	December 31,
	(unaudited)	2003

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$21,101,276	$37,392,472
Realized gain (loss) on investments and foreign currency—net	205,892,486	4,960,370
Change in unrealized appreciation (depreciation)—net	(202,841,252)	494,091,673

Net increase (decrease) in net assets resulting from operations	24,152,510	536,444,515

Distributions to shareholders:
From investment income—net
Institutional Shares	—	(31,748,451)
Open Shares	—	(928,648)

Net decrease in net assets resulting from distributions	—	(32,677,099)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	93,467,042	392,045,174
Open Shares	34,018,080	127,564,373
Net proceeds from reinvestment of distributions
Institutional Shares	—	29,499,102
Open Shares	—	777,054
Cost of shares redeemed
Institutional Shares	(639,275,375)	(574,045,236)
Open Shares	(55,073,623)	(135,501,016)

Net increase (decrease) in net assets from capital stock transactions	(566,863,876)	(159,660,549)

Total increase (decrease) in net assets	(542,711,366)	344,106,867
Net assets at beginning of period	2,208,936,399	1,864,829,532

Net assets at end of period *	$1,666,225,033	$2,208,936,399

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	184,959,683	199,225,457

Shares sold	8,068,728	42,147,358
Shares issued to shareholders from reinvestment of distributions	—	2,885,977
Shares repurchased	(55,576,778)	(59,299,109)

Net increase (decrease)	(47,508,050)	(14,265,774)

Shares outstanding at end of period	137,451,633	184,959,683

Open Shares:
Shares outstanding at beginning of period	9,263,983	9,909,067

Shares sold	2,927,928	13,752,398
Shares issued to shareholders from reinvestment of distributions	—	77,164
Shares repurchased	(4,770,528)	(14,474,646)

Net increase (decrease)	(1,842,600)	(645,084)

Shares outstanding at end of period	7,421,383	9,263,983

* Includes undistributed (distributions in excess of) investment income—net	$43,586,223	$22,484,947

The accompanying notes are an integral part of these financial statements.

..
Lazard International Equity Select Portfolio		Lazard International Small Cap Portfolio		Lazard Emerging Markets Portfolio

Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2004	December 31,	June 30, 2004	December 31,	June 30, 2004	December 31,
(unaudited)	2003	(unaudited)	2003	(unaudited)	2003

$186,406	$383,037	$7,960,080	$11,959,648	$5,612,616	$8,801,089
620,262	(436,975)	44,329,536	(11,799,802)	48,295,046	18,970,148
(522,839)	4,873,631	36,505,551	202,082,924	(64,298,267)	174,451,538

283,829	4,819,693	88,795,167	202,242,770	(10,390,605)	202,222,775

—	(231,523)	—	(11,140,643)	—	(9,224,674)
—	(152,039)	—	(246,953)	—	(208,388)

—	(383,562)	—	(11,387,596)	—	(9,433,062)

201,055	987,204	77,734,557	110,856,192	129,693,187	141,395,646
1,498,924	3,956,422	17,227,794	26,910,078	9,661,675	19,509,655

—	226,521	—	10,568,551	—	8,895,258
—	147,030	—	231,650	—	198,013

(848,802)	(15,574,869)	(116,579,366)	(193,255,884)	(99,334,175)	(91,219,399)
(3,276,507)	(576,667)	(20,244,522)	(13,883,025)	(7,920,698)	(15,722,326)

(2,425,330)	(10,834,359)	(41,861,537)	(58,572,438)	32,099,989	63,056,847

(2,141,501)	(6,398,228)	46,933,630	132,282,736	21,709,384	255,846,560
17,066,931	23,465,159	664,364,547	532,081,811	610,162,994	354,316,434

$14,925,430	$17,066,931	$711,298,177	$664,364,547	$631,872,378	$610,162,994

998,366	2,707,101	41,682,946	47,805,592	54,747,562	48,534,314

20,029	112,825	4,652,906	9,579,808	11,528,652	17,358,940
—	23,985	—	710,730	—	861,467
(85,705)	(1,845,545)	(6,992,525)	(16,413,184)	(8,942,259)	(12,007,159)

(65,676)	(1,708,735)	(2,339,619)	(6,122,646)	2,586,393	6,213,248

932,690	998,366	39,343,327	41,682,946	57,333,955	54,747,562

740,986	323,608	1,305,808	274,030	1,716,612	1,282,739

149,583	468,666	1,036,538	2,109,505	848,330	2,311,880
—	15,526	—	15,620	—	19,003
(329,412)	(66,814)	(1,250,422)	(1,093,347)	(713,781)	(1,897,010)

(179,829)	417,378	(213,884))	1,031,778	134,549	433,873

561,157	740,986	1,091,924	1,305,808	1,851,161	1,716,612

$186,918	$512	$7,942,127	$(17,953)	$5,447,489	$(165,127)

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Bond Portfolio

	Six Months Ended	Year Ended
	June 30, 2004	December 31,
	(unaudited)	2003

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$630,292	$1,257,432
Realized gain (loss) on investments and foreign currency—net	(154,510)	495,298
Change in unrealized appreciation (depreciation)—net	(620,449)	(515,029)

Net increase (decrease) in net assets resulting from operations	(144,667)	1,237,701

Distributions to shareholders:
From investment income—net
Institutional Shares	(558,605)	(1,074,171)
Open Shares	(92,674)	(201,584)

Net decrease in net assets resulting from distributions	(651,279)	(1,275,755)

Capital stock transactions:
Net proceeds from sales
Institutional Shares**	9,191,816	4,331,937
Open Shares	188,488	1,512,869
Net proceeds from reinvestment of distributions
Institutional Shares	491,598	954,622
Open Shares	81,978	185,789
Cost of shares redeemed
Institutional Shares	(13,027,505)	(9,223,328)
Open Shares**	(8,158,292)	(4,479,424)

Net increase (decrease) in net assets from capital stock transactions	(11,231,917)	(6,717,535)

Total increase (decrease) in net assets	(12,027,863)	(6,755,589)
Net assets at beginning of period	52,837,881	59,593,470

Net assets at end of period*	$40,810,018	$52,837,881

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	4,558,550	4,954,685

Shares sold**	954,342	440,859
Shares issued to shareholders from reinvestment of distributions	50,201	96,885
Shares repurchased	(1,325,414)	(933,879)

Net increase (decrease)	(320,871)	(396,135)

Shares outstanding at end of period	4,237,679	4,558,550

Open Shares:
Shares outstanding at beginning of period	821,719	1,102,999

Shares sold	19,064	152,832
Shares issued to shareholders from reinvestment of distributions	8,347	18,854
Shares repurchased**	(849,130)	(452,966)

Net increase (decrease)	(821,719)	(281,280)

Shares outstanding at end of period	—	821,719

* Includes undistributed (distributions in excess of ) investment income—net	$(32,117)	$(11,130)

** Includes 761,996 shares and $7,314,403 from exchange of Open Shares for Institutional Shares on June 8, 2004.

The accompanying notes are an integral part of these financial statements.

Lazard High Yield Portfolio		Lazard Global High Yield Portfolio

Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2004	December 31,	June 30, 2004	December 31,
(unaudited)	2003	(unaudited)	2003

$4,204,029	$9,584,613	$982,443	$3,192,022
3,723,646	(604,131)	380,719	742,706
(6,372,721)	14,854,034	(1,054,403)	4,570,740

1,554,954	23,834,516	308,759	8,505,468

(4,097,879)	(9,518,725)	(883,934)	(3,507,763)
(106,357	(121,859)	(98,575)	(269,154)

(4,204,236)	(9,640,584)	(982,509)	(3,776,917)

7,519,684	57,164,592	180,029	11,970,397
1,072,785	2,377,899	767,323	460,750

3,892,774	9,195,187	541,429	2,556,599
97,543	101,571	89,649	230,360

(65,641,929)	(30,719,046)	(4,407,439)	(65,954,999)
(2,393,821)	(652,638)	(1,034,047)	(1,231,421)

(55,452,964)	37,467,565	(3,863,056)	(51,968,314)

(58,102,246)	51,661,497	(4,536,806)	(47,239,763)
130,753,616	79,092,119	36,106,730	83,346,493

$72,651,370	$130,753,616	$31,569,924	$36,106,730

23,663,851	16,552,920	4,144,661	10,882,948

1,422,816	11,132,257	23,413	1,584,719
726,882	1,786,025	70,390	339,697
(12,300,570)	(5,807,351)	(573,757)	(8,662,703

(10,150,872)	7,110,931	(479,954	(6,738,287)

13,512,979	23,663,851	3,664,707	4,144,661

551,822	204,131	519,704	593,297

195,970	454,709	98,248	60,404
18,116	19,657	11,603	30,177
(443,451)	(126,675)	(133,834)	(164,174)

(229,365)	347,691	(23,983)	(73,593)

322,457	551,822	495,721	519,704

$(193,208)	$(193,001)	$94,003	$94,069

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD EQUITY PORTFOLIO

	Six Months		Year Ended
	Ended
Institutional Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$14.40		$11.59		$14.10		$16.72	$21.08	$21.75

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05		0.13		0.11		0.13	0.17	0.26
Net realized and unrealized gain (loss)	0.59		2.81		(2.48)		(1.07)	(0.79)	0.66

Total from investment operations	0.64		2.94		(2.37)		(0.94)	(0.62)	0.92

Less distributions from:
Net investment income	—		(0.13)		(0.14)		(0.13)	(0.23)	(0.26)
Net realized gains	—		—		—		(1.55)	(3.51)	(1.33)

Total distributions	—		(0.13)		(0.14)		(1.68)	(3.74)	(1.59)

Redemption fees	—	(c)	—	(c)	—	(c)	—	—	—

Net asset value, end of period	$15.04		$14.40		$11.59		$14.10	$16.72	$21.08

Total Return (b)	4.44%		25.37%		(16.84)%		(5.90)%	(2.64)%	4.23%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$112,099		$112,568		$101,891		$141,329	$187,517	$377,660
Ratios to average net assets:
Net expenses (d)	0.98%		0.98%		0.97%		0.90%	0.86%	0.84%
Gross expenses (d)	0.98%		0.98%		0.97%		0.90%	0.86%	0.84%
Net investment income (loss) (d)	0.71%		1.00%		0.87%		0.82%	0.85%	1.14%
Portfolio turnover rate	33%		46%		74%		89%	36%	62%

	Six Months		Year Ended
	Ended
Open Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$14.40		$11.58		$14.07		$16.70	$21.05	$21.76

Income (loss) from investment operations:
Net investment income (loss) (a)	0.03		0.08		0.07		0.09	0.12	0.20
Net realized and unrealized gain (loss)	0.59		2.82		(2.47)		(1.08)	(0.79)	0.65

Total from investment operations	0.62		2.90		(2.40)		(0.99)	(0.67)	0.85

Less distributions from:
Net investment income	—		(0.08)		(0.09)		(0.09)	(0.17)	(0.23)
Net realized gains	—		—		—		(1.55)	(3.51)	(1.33)

Total distributions	—		(0.08)		(0.09)		(1.64)	(3.68)	(1.56)

Redemption fees	—		—	(c)	—	(c)	—	—	—

Net asset value, end of period	$15.02		$14.40		$11.58		$14.07	$16.70	$21.05

Total Return (b)	4.31%		25.06%		(17.08)%		(6.23)%	(2.91)%	3.92%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,875		$21,546		$21,292		$37,082	$62,167	$121,994
Ratios to average net assets:
Net expenses (d)	1.34%		1.31%		1.28%		1.18%	1.13%	1.10%
Gross expenses (d)	1.34%		1.31%		1.28%		1.18%	1.13%	1.10%
Net investment income (loss) (d)	0.34%		0.67%		0.55%		0.54%	0.57%	0.89%
Portfolio turnover rate	33%		46%		74%		89%	36%	62%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD MID CAP PORTFOLIO

	Six Months		Year Ended
	Ended
Institutional Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.49		$8.93		$10.64		$11.36	$10.78	$10.46

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02		0.04		0.04		0.07	0.02	0.02
Net realized and unrealized gain (loss)	1.26		2.55		(1.57)		1.31	2.20	0.43

Total from investment operations	1.28		2.59		(1.53)		1.38	2.22	0.45

Less distributions from:
Net investment income	—		(0.03)		—		(0.07)	(0.03)	(0.03)
Net realized gains	—		—		(0.18)		(2.03)	(1.61)	(0.10)

Total distributions	—		(0.03)		(0.18)		(2.10)	(1.64)	(0.13)

Redemption fees	—	(c)	—		—	(c)	—	—	—

Net asset value, end of period	$12.77		$11.49		$8.93		$10.64	$11.36	$10.78

Total Return (b)	11.14%		29.03%		(14.47)%		12.85%	22.44%	4.38%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,674		$39,625		$28,754		$21,729	$15,344	$27,521
Ratios to average net assets:
Net expenses (d)	1.05%		1.05%		1.05%		1.05%	1.05%	1.05%
Gross expenses (d)	1.16%		1.31%		1.40%		1.71%	1.50%	1.17%
Net investment income (loss) (d)	0.26%		0.42%		0.40%		0.65%	0.20%	0.23%
Portfolio turnover rate	42%		96%		104%		160%	152%	113%

	Six Months		Year Ended
	Ended
Open Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.38		$8.84		$10.57		$11.30	$10.74	$10.45

Income (loss) from investment operations:
Net investment income (loss) (a)	—		0.01		0.01		0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.25		2.53		(1.56)		1.30	2.18	0.42

Total from investment operations	1.25		2.54		(1.55)		1.34	2.17	0.41

Less distributions from:
Net investment income	—		—(c)		—		(0.04)	—	(0.02)
Net realized gains	—		—		(0.18)		(2.03)	(1.61)	(0.10)

Total distributions	—		—		(0.18)		(2.07)	(1.61)	(0.12)

Redemption fees	—	(c)	—	(c)	—		—	—	—

Net asset value, end of period	$12.63		$11.38		$8.84		$10.57	$11.30	$10.74

Total Return (b)	10.98%		28.74%		(14.75)%		12.50%	22.00%	3.96%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,599		$14,978		$8,128		$7,584	$6,342	$14,024
Ratios to average net assets:
Net expenses (d)	1.35%		1.35%		1.35%		1.35%	1.35%	1.35%
Gross expenses (d)	1.49%		1.69%		1.83%		2.13%	1.91%	1.55%
Net investment income (loss) (d)	(0.03)%		0.12%		0.09%		0.35%	(0.09)%	(0.08)%
Portfolio turnover rate	42%		96%		104%		160%	152%	113%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD SMALL CAP PORTFOLIO

	Six Months		Year Ended
	Ended
Institutional Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$19.49		$14.03		$17.70		$18.07	$16.57	$17.39

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02		0.07		0.02		0.08	0.09	0.10
Net realized and unrealized gain (loss)	1.20		5.39		(3.18)		3.06	2.45	0.17

Total from investment operations	1.22		5.46		(3.16)		3.14	2.54	0.27

Less distributions from:
Net investment income	—		—		—		(0.09)	(0.23)	(0.11)
Net realized gains	—		—		(0.51)		(3.42)	(0.81)	(0.98)

Total distributions	—		—		(0.51)		(3.51)	(1.04)	(1.09)

Redemption fees	—	(c)	—	(c)	—	(c)	—	—	—

Net asset value, end of period	$20.71		$19.49		$14.03		$17.70	$18.07	$16.57

Total Return (b)	6.26%		38.92%		(17.97)%		18.06%	15.89%	1.77%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$466,913		$465,876		$388,795		$575,077	$730,179	$906,945
Ratios to average net assets:
Net expenses (d)	0.85%		0.86%		0.85%		0.83%	0.83%	0.81%
Gross expenses (d)	0.85%		0.86%		0.85%		0.83%	0.83%	0.81%
Net investment income (loss) (d)	0.20%		0.42%		0.14%		0.41%	0.52%	0.60%
Portfolio turnover rate	54%		77%		93%		80%	67%	50%

	Six Months		Year Ended
	Ended
Open Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$19.44		$14.03		$17.67		$18.04	$16.51	$17.35

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)		0.02		(0.03)		0.02	0.04	0.06
Net realized and unrealized gain (loss)	1.19		5.39		(3.17)		3.05	2.45	0.16

Total from investment operations	1.18		5.41		(3.20)		3.07	2.49	0.22

Less distributions from:
Net investment income	—		—		—		(0.02)	(0.15)	(0.08)
Net realized gains	—		—		(0.51)		(3.42)	(0.81)	(0.98)

Total distributions	—		—		(0.51)		(3.44)	(0.96)	(1.06)

Redemption fees	—	(c)	—	(c)	0.07		—	—	—

Net asset value, end of period	$20.62		$19.44		$14.03		$17.67	$18.04	$16.51

Total Return (b)	6.07%		38.56%		(17.82)%		17.69%	15.60%	1.47%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,362		$50,202		$43,110		$69,531	$67,717	$86,413
Ratios to average net assets:
Net expenses (d)	1.17%		1.19%		1.15%		1.13%	1.12%	1.09%
Gross expenses (d)	1.17%		1.19%		1.15%		1.13%	1.12%	1.09%
Net investment income (loss) (d)	(0.11)%		0.11%		(0.17)%		0.12%	0.24%	0.33%
Portfolio turnover rate	54%		77%		93%		80%	67%	50%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months		Year Ended
	Ended
Institutional Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.37		$8.92		$10.01		$13.46	$17.29	$15.23

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12		0.18		0.14		0.11	0.15	0.34
Net realized and unrealized gain (loss)	0.01		2.43		(1.18)		(3.45)	(2.01)	3.25

Total from investment operations	0.13		2.61		(1.04)		(3.34)	(1.86)	3.59

Less distributions from:
Net investment income	—		(0.16)		(0.05)		—(c)	(0.17)	(0.54)
Net realized gains	—		—		—		(0.11)	(1.80)	(0.99)

Total distributions	—		(0.16)		(0.05)		(0.11)	(1.97)	(1.53)

Redemption fees	—	(c)	—	(c)	—	(c)	—	—	—

Net asset value, end of period	$11.50		$11.37		$8.92		$10.01	$13.46	$17.29

Total Return (b)	1.14%		29.51%		(10.44)%		(24.85)%	(10.55)%	24.07%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,581,003		$2,103,600		$1,776,799		$2,224,089	$3,001,933	$3,584,093
Ratios to average net assets:
Net expenses (d)	0.91%		0.90%		0.90%		0.90%	0.88%	0.88%
Gross expenses (d)	0.91%		0.90%		0.90%		0.90%	0.88%	0.88%
Net investment income (loss) (d)	2.03%		1.90%		1.45%		0.95%	0.97%	2.09%
Portfolio turnover rate	34%		44%		58%		69%	51%	35%

	Six Months		Year Ended
	Ended
Open Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$11.37		$8.88		$9.95		$13.41	$17.28	$15.23

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10		0.15		0.11		0.08	0.10	0.31
Net realized and unrealized gain (loss)	0.01		2.44		(1.18)		(3.43)	(2.02)	3.22

Total from investment operations	0.11		2.59		(1.07)		(3.35)	(1.92)	3.53

Less distributions from:
Net investment income	—		(0.10)		(0.02)		—	(0.15)	(0.49)
Net realized gains	—		—		—		(0.11)	(1.80)	(0.99)

Total distributions	—		(0.10)		(0.02)		(0.11)	(1.95)	(1.48)

Redemption fees	—	(c)	—	(c)	0.02		—	—	—

Net asset value, end of period	$11.48		$11.37		$8.88		$9.95	$13.41	$17.28

Total Return (b)	0.97%		29.29%		(10.57)%		(25.02)%	(10.95)%	23.67%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$85,222		$105,336		$88,031		$116,466	$147,226	$138,131
Ratios to average net assets:
Net expenses (d)	1.21%		1.21%		1.21%		1.19%	1.15%	1.16%
Gross expenses (d)	1.21%		1.21%		1.21%		1.19%	1.15%	1.16%
Net investment income (loss) (d)	1.71%		1.61%		1.14%		0.70%	0.66%	1.87%
Portfolio turnover rate	34%		44%		58%		69%	51%	35%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

						For the
	Six Months		Year Ended			Period
	Ended					5/31/01* to
Institutional Shares	6/30/04†		12/31/03	12/31/02		12/31/01

Net asset value, beginning of period	$9.80		$7.74	$9.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11		0.18	0.12		0.01
Net realized and unrealized gain (loss)	0.08		2.12	(1.41)		(0.85)

Total from investment operations	0.19		2.30	(1.29)		(0.84)

Less distributions from:
Net investment income	—		(0.24)	(0.12)		(0.01)
Net realized gains	—		—	—		—

Total distributions	—		(0.24)	(0.12)		(0.01)

Redemption fees	—		—	—	(c)	—

Net asset value, end of period	$9.99		$9.80	$7.74		$9.15

Total Return (b)	1.94%		29.80%	(14.12)%		(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,317		$9,788	$20,957		$8,580
Ratios to average net assets:
Net expenses (d)	1.15%		1.15%	1.15%		1.15%
Gross expenses (d)	2.09%		1.85%	1.63%		13.75%
Net investment income (loss) (d)	2.23%		2.26%	1.41%		0.15%
Portfolio turnover rate	10%		29%	32%		1%

						For the
	Six Months		Year Ended			Period
	Ended					5/31/01* to
Open Shares	6/30/04†		12/31/03	12/31/02		12/31/01

Net asset value, beginning of period	$9.82		$7.75	$9.16		$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10		0.09	0.08		(0.02)
Net realized and unrealized gain (loss)	0.07		2.19	(1.40)		(0.82)

Total from investment operations	0.17		2.28	(1.32)		(0.84)

Less distributions from:
Net investment income	—		(0.21)	(0.09)		—
Net realized gains	—		—	—		—

Total distributions	—		(0.21)	(0.09)		—

Redemption fees	—	(c)	—	—		—

Net asset value, end of period	$9.99		$9.82	$7.75		$9.16

Total Return (b)	1.73%		29.49%	(14.37)%		(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,609		$7,279	$2,508		$434
Ratios to average net assets:
Net expenses (d)	1.45%		1.45%	1.45%		1.45%
Gross expenses (d)	2.41%		2.68%	2.79%		47.06%
Net investment income (loss) (d)	2.05%		1.09%	0.93%		(0.31)%
Portfolio turnover rate	10%		29%	32%		1%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Six Months		Year Ended
	Ended
Institutional Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$15.46		$11.07		$11.58		$12.57	$14.12	$11.40

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19		0.27		0.17		0.18	0.16	0.14
Net realized and unrealized gain (loss)	1.94		4.39		(0.53)		(1.03)	(0.81)	2.81

Total from investment operations	2.13		4.66		(0.36)		(0.85)	(0.65)	2.95

Less distributions from:
Net investment income	—		(0.27)		(0.15)		(0.14)	(0.11)	(0.12)
Net realized gains	—		—		—		—	(0.79)	(0.11)

Total distributions	—		(0.27)		(0.15)		(0.14)	(0.90)	(0.23)

Redemption fees	—	(c)	—	(c)	—	(c)	—	—	—

Net asset value, end of period	$17.59		$15.46		$11.07		$11.58	$12.57	$14.12

Total Return (b)	13.78%		42.21%		(3.08)%		(6.77)%	(4.44)%	26.07%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$692,159		$644,240		$529,062		$390,278	$341,808	$217,684
Ratios to average net assets:
Net expenses (d)	0.95%		0.95%		0.96%		0.95%	0.98%	1.01%
Gross expenses (d)	0.95%		0.95%		0.96%		0.95%	0.98%	1.01%
Net investment income (loss) (d)	2.29%		2.15%		1.45%		1.48%	1.13%	1.17%
Portfolio turnover rate	22%		18%		25%		17%	43%	50%

	Six Months		Year Ended
	Ended
Open Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$15.41		$11.02		$11.53		$12.53	$14.06	$11.38

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12		0.21		0.13		0.11	0.10	0.09
Net realized and unrealized gain (loss)	1.97		4.36		(0.54)		(1.03)	(0.80)	2.80

Total from investment operations	2.09		4.57		(0.41)		(0.92)	(0.70)	2.89

Less distributions from:
Net investment income	—		(0.20)		(0.10)		(0.08)	(0.04)	(0.10)
Net realized gains	—		—		—		—	(0.79)	(0.11)

Total distributions	—		(0.20)		(0.10)		(0.08)	(0.83)	(0.21)

Redemption fees	0.03		0.02		—	(c)	—	—	—

Net asset value, end of period	$17.53		$15.41		$11.02		$11.53	$12.53	$14.06

Total Return (b)	13.76%		41.71%		(3.55)%		(7.33)%	(4.85)%	25.55%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,140		$20,124		$3,019		$3,441	$1,649	$2,441
Ratios to average net assets:
Net expenses (d)	1.36%		1.43%		1.43%		1.43%	1.43%	1.43%
Gross expenses (d)	1.36%		1.46%		1.86%		2.03%	2.27%	2.12%
Net investment income (loss) (d)	1.45%		1.59%		1.15%		0.91%	0.68%	0.77%
Portfolio turnover rate	22%		18%		25%		17%	43%	50%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD EMERGING MARKETS PORTFOLIO

	Six Months		Year Ended
	Ended
Institutional Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$10.80		$7.11		$7.22		$7.52	$10.70	$6.94

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10		0.17		0.10		0.07	0.06	0.09
Net realized and unrealized gain (loss)	(0.23)		3.69		(0.13)		(0.31)	(3.22)	3.77

Total from investment operations	(0.13)		3.86		(0.03)		(0.24)	(3.16)	3.86

Less distributions from:
Net investment income	—		(0.17)		(0.08)		(0.06)	(0.02)	(0.10)
Net realized gains	—		—		—		—	—	—

Total distributions	—		(0.17)		(0.08)		(0.06)	(0.02)	(0.10)

Redemption fees	—	(c)	—	(c)	—	(c)	—	—	—

Net asset value, end of period	$10.67		$10.80		$7.11		$7.22	$7.52	$10.70

Total Return (b)	(1.11)%		54.45%		(0.37)%		(3.16)%	(29.53)%	55.81%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$612,030		$591,514		$345,176		$308,608	$317,691	$465,278
Ratios to average net assets:
Net expenses (d)	1.30%		1.29%		1.31%		1.29%	1.26%	1.24%
Gross expenses (d)	1.30%		1.29%		1.31%		1.29%	1.27%	1.25%
Net investment income (loss) (d)	1.74%		2.06%		1.30%		0.91%	0.62%	1.05%
Portfolio turnover rate	18%		29%		31%		43%	72%	46%

	Six Months		Year Ended
	Ended
Open Shares	6/30/04†		12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$10.86		$7.13		$7.24		$7.54	$10.74	$6.97

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08		0.15		0.08		0.05	0.03	0.06
Net realized and unrealized gain (loss)	(0.22)		3.70		(0.13)		(0.32)	(3.23)	3.79

Total from investment operations	(0.14)		3.85		(0.05)		(0.27)	(3.20)	3.85

Less distributions from:
Net investment income	—		(0.14)		(0.06)		(0.03)	—	(0.08)
Net realized gains	—		—		—		—	—	—

Total distributions	—		(0.14)		(0.06)		(0.03)	—	(0.08)

Redemption fees	—	(c)	0.02		—	(c)	—	—	—

Net asset value, end of period	$10.72		$10.86		$7.13		$7.24	$7.54	$10.74

Total Return (b)	(1.29)%		54.29%		(0.65)%		(3.54)%	(29.80)%	55.26%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,842		$18,649		$9,140		$6,712	$5,459	$10,491
Ratios to average net assets:
Net expenses (d)	1.60%		1.60%		1.60%		1.60%	1.60%	1.60%
Gross expenses (d)	1.68%		1.76%		1.84%		2.00%	1.80%	1.75%
Net investment income (loss) (d)	1.46%		1.82%		1.09%		0.63%	0.30%	0.73%
Portfolio turnover rate	18%		29%		31%		43%	72%	46%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD BOND PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/04†	12/31/03	12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$9.82	$9.84	$9.56		$9.37	$9.29	$9.89

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.23	0.41		0.52	0.59	0.55
Net realized and unrealized gain (loss) . .	(0.19)	(0.01)	0.28		0.19	0.08	(0.60)

Total from investment operations	(0.06)	0.22	0.69		0.71	0.67	(0.05)

Less distributions from:
Net investment income	(0.13)	(0.24)	(0.41)		(0.52)	(0.59)	(0.55)
Net realized gains	—	—	—		—	—	—

Total distributions	(0.13)	(0.24)	(0.41)		(0.52)	(0.59)	(0.55)

Redemption fees	—	—	—	(c)	—	—	—

Net asset value, end of period	$9.63	$9.82	$9.84		$9.56	$9.37	$9.29

Total Return (b)	(0.59)%	2.21%	7.44%		7.68%	7.53%	(0.46)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,810	$44,767	$48,745		$44,013	$54,847	$91,557
Ratios to average net assets:
Net expenses (d)	0.98%	0.92%	0.98%		0.91%	0.82%	0.76%
Gross expenses (d)	0.98%	0.92%	0.98%		0.91%	0.82%	0.76%
Net investment income (loss) (d)	2.66%	2.34%	4.30%		5.44%	6.38%	5.74%
Portfolio turnover rate	94%	583%	391%		238%	355%	549%

†	Unaudited.
(a)	For year ended 12/31/99 through 12/31/03, net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD HIGH YIELD PORTFOLIO

	Six Months	Year Ended
	Ended
Institutional Shares	6/30/04†	12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$5.40	$4.72		$5.95		$6.57	$8.77	$9.42

Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.43		0.58		0.76	0.96	0.92
Net realized and unrealized gain (loss)	(0.15)	0.69		(1.22)		(0.62)	(2.20)	(0.65)

Total from investment operations	0.07	1.12		(0.64)		0.14	(1.24)	0.27

Less distributions from:
Net investment income	(0.22)	(0.44)		(0.59)		(0.76)	(0.96)	(0.92)
Net realized gains	—	—		—		—	—	—

Total distributions	(0.22)	(0.44)		(0.59)		(0.76)	(0.96)	(0.92)

Redemption fees	—	—	(c)	—		—	—	—

Net asset value, end of period	$5.25	$5.40		$4.72		$5.95	$6.57	$8.77

Total Return (b)	1.36%	24.58%		(11.14)%		2.03%	(15.19)%	2.94%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,953	$127,765		$78,128		$71,467	$65,752	$83,664
Ratios to average net assets:
Net expenses (d)	0.55%	0.75%		0.75%		0.75%	0.75%	0.94%
Gross expenses (d)	0.91%	0.98%		1.08%		1.07%	1.00%	1.06%
Net investment income (loss) (d)	8.31%	8.45%		11.09%		11.85%	12.24%	10.08%
Portfolio turnover rate	22%	68%		229%		234%	148%	190%

	Six Months	Year Ended
	Ended
Open Shares	6/30/04†	12/31/03		12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$5.42	$4.73		$5.95		$6.57	$8.78	$9.42

Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.42		0.55		0.74	0.94	0.90
Net realized and unrealized gain (loss)	(0.15)	0.68		(1.19)		(0.62)	(2.21)	(0.65)

Total from investment operations	0.07	1.10		(0.64)		0.12	(1.27)	0.25

Less distributions from:
Net investment income	(0.22)	(0.42)		(0.58)		(0.74)	(0.94)	(0.89)
Net realized gains	—	—		—		—	—	—

Total distributions	(0.22)	(0.42)		(0.58)		(0.74)	(0.94)	(0.89)

Redemption fees	—	0.01		—	(c)	—	—	—

Net asset value, end of period	$5.27	$5.42		$4.73		$5.95	$6.57	$8.78

Total Return (b)	1.21%	24.41%		(11.27)%		1.72%	(15.54)%	2.68%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,698	$2,989		$965		$12,249	$13,552	$1,305
Ratios to average net assets:
Net expenses (d)	0.85%	1.05%		1.05%		1.05%	1.05%	1.22%
Gross expenses (d)	2.08%	2.79%		2.48%		1.46%	1.38%	2.92%
Net investment income (loss) (d)	8.02%	8.16%		9.84%		11.57%	12.10%	9.89%
Portfolio turnover rate	22%	68%		229%		234%	148%	190%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD GLOBAL HIGH YIELD PORTFOLIO

	Six Months		Year Ended
	Ended
Institutional Shares	6/30/04†		12/31/03	12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.74		$7.26	$7.81		$7.96	$8.83	$9.01

Income (loss) from investment operations:
Net investment income (loss) (a)	0.23		0.41	0.39		0.48	0.59	0.61
Net realized and unrealized gain (loss)	(0.16)		0.64	(0.54)		(0.15)	(0.49)	(0.18)

Total from investment operations	0.07		1.05	(0.15)		0.33	0.10	0.43

Less distributions from:
Net investment income	(0.23)		(0.57)	(0.30)		(0.48)	(0.97)	(0.61)
Net realized gains	—		—	—		—	—	—
Capital	—		—	(0.10)		—	—	—

Total distributions	(0.23)		(0.57)	(0.40)		(0.48)	(0.97)	(0.61)

Redemption fees	—	(c)	—	—	(c)	—	—	—

Net asset value, end of period	$7.58		$7.74	$7.26		$7.81	$7.96	$8.83

Total Return (b)	0.89%		14.88%	(2.00)%		4.09%	1.12%	4.91%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,791		$32,072	$79,025		$170,590	$240,162	$306,116
Ratios to average net assets:
Net expenses (d)	1.58%		1.20%	0.98%		0.93%	0.93%	0.91%
Gross expenses (d)	1.58%		1.20%	0.98%		0.93%	0.93%	0.91%
Net investment income (loss) (d)	6.00%		5.48%	5.14%		5.99%	6.82%	6.82%
Portfolio turnover rate	32%		187%	363%		292%	207%	257%

	Six Months		Year Ended
	Ended
Open Shares	6/30/04†		12/31/03	12/31/02		12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$7.76		$7.28	$7.81		$7.96	$8.83	$9.02

Income (loss) from investment operations:
Net investment income (loss) (a)	0.20		0.38	0.35		0.43	0.55	0.58
Net realized and unrealized gain (loss)	(0.16)		0.61	(0.55)		(0.15)	(0.49)	(0.19)

Total from investment operations	0.04		0.99	(0.20)		0.28	0.06	0.39

Less distributions from:
Net investment income	(0.20)		(0.51)	(0.25)		(0.43)	(0.93)	(0.58)
Net realized gains	—		—	—		—	—	—
Capital	—		—	(0.09)		—	—	—

Total distributions	(0.20)		(0.51)	(0.34)		(0.43)	(0.93)	(0.58)

Redemption fees	0.02		—	0.01		—	—	—

Net asset value, end of period	$7.62		$7.76	$7.28		$7.81	$7.96	$8.83

Total Return (b)	0.74%		13.97%	(2.48)%		3.53%	0.71%	4.40%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,779		$4,035	$4,322		$6,616	$9,633	$16,035
Ratios to average net assets:
Net expenses (d)	2.41%		2.04%	1.58%		1.46%	1.34%	1.27%
Gross expenses (d)	2.41%		2.04%	1.58%		1.46%	1.34%	1.27%
Net investment income (loss) (d)	5.12%		5.08%	4.58%		5.38%	6.40%	6.49%
Portfolio turnover rate	32%		187%	363%		292%	207%	257%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
June 30, 2004 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of ten no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio and Lazard Global High Yield Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares (except for Bond Portfolio, which currently offers only Institutional Shares). Bond Portfolio terminated the class of Open Shares on June 8, 2004 by issuing and exchanging Institutional Shares for its outstanding Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Securities not traded on the valuation date are valued at the last quoted bid price, except as described below.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2004 (unaudited)

repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2004, the value of the securities on loan and corresponding collateral received were as follows:

	Securities
Portfolio	Loaned	Collateral

Mid Cap(1)	$3,958,841	$4,080,045
Small Cap(2)	5,746,221	5,922,450
International Equity(2)	63,495,762	66,696,366
International Small Cap(3)	89,949,691	94,519,498
Emerging Markets(3)	39,873,619	41,275,466

(1)	Collateral is cash, except for $12,000 in U.S. Treasury obligations.

(2)	Collateral is U.S. Treasury obligations.

(3)	Collateral is cash.

In accordance with accounting principles generally accepted in the United States of America, cash received as collateral for securities lending transactions is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

During the period ended June 30, 2004, the income earned from securities lending, which is included in interest income on the Statement of Operations of the respective Portfolios, was as follows:

Securities
Portfolio	Lending Income

Mid Cap	$2,627
Small Cap	71,766
International Equity	370,339
International Small Cap	478,866
Emerging Markets	62,584

(e) Foreign Currency Translation and Forward Foreign Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward foreign currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Global High Yield Portfolio may enter into forward foreign currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce a Portfolio’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterpar-ties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(f) Structured Investments—Global High Yield Portfolio may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Portfolio may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2004 (unaudited)

might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Forward Commitments—Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(h) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2003, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2006	Expiring 2007

Emerging Markets	$8,018,049	$3,337,906
Bond	—	2,033,868
High Yield	1,150,441	6,288,085
Global High Yield	14,900,897	22,094,886

Portfolio	Expiring 2008	Expiring 2009

International Equity	$—	$306,476,891
International Equity Select	—	10,906
International Small Cap	—	3,580,062
Emerging Markets	—	28,250,429
Bond	2,509,149	—
High Yield	9,656,683	20,597,061
Global High Yield	9,399,400	16,205,277

Portfolio	Expiring 2010	Expiring 2011

Equity	$29,023,001	$1,556,848
Mid Cap	835,023	—
Small Cap	8,388,607	—
International Equity	401,228,521	73,199,015
International Equity Select	849,474	522,838
International Small Cap	12,123,813	19,998,604
Emerging Markets	39,743,070	—
High Yield	13,902,783	2,546,543
Global High Yield	17,080,505	112,189

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2003, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2003 and December 31, 2003, as follows:

Portfolio	Amount

Equity	$2,759
International Small Cap	20,556
Emerging Markets	182,882
Bond	114,522

(i) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio and Global High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carry-forwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts. During the period ended June 30, 2004, International Equity Portfolio processed in-kind redemptions to shareholders which resulted in $11,295,959 of net capital gain, which is attributable to the redeeming shareholders for tax purposes, and is included in realized gain (loss) on investments on the Statement of Operations.

(j) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(l) Redemption Fee— Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2004 (unaudited)

Liabilities. During the period ended June 30, 2004, redemption fees were received as follows:

Portfolio	Redemption Fees

Equity	$643
Mid Cap	151
Small Cap	1,353
International Equity	26,305
International Equity Select	310
International Small Cap	36,789
Emerging Markets	8,100
Global High Yield	8,261

(m) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund has entered into investment management agreements (the “Management Agreements”) with Lazard Asset Management LLC, a majority-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”). Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Mid Cap	0.75
Small Cap	0.75
International Equity	0.75
International Equity Select	0.85
International Small Cap	0.75
Emerging Markets	1.00
Bond	0.50
High Yield	0.55
Global High Yield	0.75

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

	Institutional Shares	Open Shares
	Annual	Annual
Portfolio	Operating Expenses	Operating Expenses

Mid Cap	1.05%	1.35%
International Equity Select	1.15	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
Bond	N/A	1.10
High Yield	0.55	0.85

During the period ended June 30, 2004, the Investment Manager waived its management fee/reimbursed the Portfolios for other expenses as follows:

	Institutional Shares	Open Shares
	Amount Waived/	Amount Waived/
Portfolio	Reimbursed	Reimbursed

Mid Cap	$21,608	$12,041
International Equity Select	46,224	35,988
Emerging Markets	—	8,917
Bond	—	13,219
High Yield	177,466	16,287

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”) to serve as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

The Distributor provides Open Shares with distribution services pursuant to a Distribution and Servicing Plan (the “Plan”) in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc. (“LRS”) and Lazard Global Total Return & Income Fund, Inc. (“LGI”) (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
June 30, 2004 (unaudited)

Committee for each of the Lazard Funds also receives an annual fee of $5,000.

4. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2004 were as follows:

Portfolio	Purchases	Sales

Equity	$42,295,113	$55,022,411
Mid Cap	35,963,110	25,096,615
Small Cap	277,761,169	303,542,997
International Equity	686,201,141	1,228,301,607
International Equity Select	1,644,658	3,608,379
International Small Cap	151,018,721	175,022,592
Emerging Markets	147,471,774	112,392,754
Bond(1)	3,013,289	19,253,638
High Yield	21,766,599	76,607,455
Global High Yield	9,038,235	14,799,132
(1)  Excludes purchases and sales of U.S. Government securities of $39,920,616 and $33,426,576, respectively.

For the period ended June 30, 2004, brokerage commissions were paid to Lazard for portfolio transactions executed on behalf of the Portfolios were as follows:

Brokerage
Portfolio	Commissions

Small Cap	$850
International Small Cap	386
Emerging Markets	650

5. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment payable quarterly in arrears. During the period ended June 30, 2004, International Equity Portfolio had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate

$22,337,448	$37,039,302	1.523%

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent a Portfolio invests in companies in emerging market countries it is exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

7. Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

On and after August 31, 2004, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

8. Subsequent Event—Reorganization

On July 30, 2004, High Yield Portfolio acquired the net assets of Global High Yield Portfolio pursuant to a plan of reorganization approved by Global High Yield shareholders. The acquisition was accomplished by a tax-free exchange of 5,291,673 Institutional Shares (valued at $27,992,967) and 521,291 Open Shares (valued at $2,762,845) of High Yield Portfolio for the 3,707,813 Institutional Shares and 363,901 Open Shares of Global High Yield Portfolio outstanding on July 30, 2004. Global High Yield Portfolio’s net assets at that date, including $316,742 of unrealized depreciation, were combined with those of High Yield Portfolio. The aggregate net assets of High Yield Portfolio and Global High Yield Portfolio immediately before the acquisition were $71,269,194 and $30,755,812, respectively. The aggregate net assets of High Yield Portfolio immediately after the acquisition were $102,025,006.

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:
John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
	since May 1991	LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
	since August 1995	School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York, an
	since April 1997	advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (73)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
	since October 1991	Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New
Jersey Medical School; Director, Public Health Research Institute; Trustee
Emeritus, Clarkson University; Council of Trustees, New Jersey Performing
Arts Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
	since May 1991	Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Interested Directors(3):
Charles Carroll (44)	President and Director	Managing Director and Deputy Chairman of Global Marketing of the
	since June 2004	Investment Manager.

Norman Eig (63)	Chairman of the Board	Chairman of the Investment Manager since March 2004; previously Co-Chief
	since May 1991	Executive Officer of the Investment Manager and Member of the Management
Committee of Lazard.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (total comprised of 15 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and serves in the same capacity for LRS.

(3)	Mr. Carroll and Mr. Eig are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (31)	Vice President	Managing Director and General Counsel of the Investment Manager; from
	and Secretary	September 1997 to October 2000, an Associate at Schulte Roth & Zabel
	since April 2002	LLP, a law firm.

Stephen St. Clair (45)	Treasurer	Vice President of the Investment Manager.
since April 2003

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October
	since November 2002	2002, Vice President, Law & Regulation at J. & W. Seligman & Co.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112 -6300.

(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds, except that Mr. Paul is not Vice President of LGI.

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Auditors
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York
10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112- 6300	www.LazardNet.com

M F 0 3 1 0 1

ITEM 2.           CODE OF ETHICS.

                  Not Applicable.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not Applicable.

ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES

                  Not Applicable.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not Applicable.

ITEM 6.           SCHEDULE OF INVESTMENTS.

                  Not Applicable.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                  CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not Applicable.

ITEM 8.           PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                  INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

                  Not Applicable.

ITEM 9.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  The Registrant has a Nominating Committee (the "Committee") of
the Board of Directors (the "Board"). The function of the Committee is to select and nominate all candidates for election to the Fund's Board. The Committee does not normally consider nominees recommended by shareholders.

ITEM 10.          CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the
Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.          EXHIBITS.

(a)(1)   Not Applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not Applicable.

(b)      Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LAZARD FUNDS, INC.

By:      /s/ Norman Eig
         --------------
         Norman Eig
         Chief Executive Officer

Date:    August 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Norman Eig
         --------------
         Norman Eig
         Chief Executive Officer

Date:    August 20, 2004

By:      /s/ Stephen St. Clair
         ---------------------
         Stephen St. Clair
         Chief Financial Officer

Date:    August 20, 2004

                                  EXHIBIT INDEX

         (a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

         (b)      Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)